                                     SCHEDULE 14A
                                    (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                              SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934

Filed by the Registrant   \x\

Filed by a Party other than the Registrant   \ \

Check the appropriate box:
\ \ Preliminary Proxy Statement     \ \ Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

\x\       Definitive Proxy Statement
\ \       Definitive Additional Materials
\ \       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Patriot American Hospitality, Inc.        Wyndham International, Inc.
---------------------------------        ----------------------------
(Name of Registrant as Specified         (Name of Registrant as
In Its Charter)                          Specified In Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

\x\  No fee required.
\ \  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

\ \ Fee paid previously with preliminary materials:

\ \ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                       PATRIOT AMERICAN HOSPITALITY, INC.
                       1950 STEMMONS FREEWAY, SUITE 6001
                                DALLAS, TX 75207

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1998

                            ------------------------

    NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Patriot American Hospitality, Inc. ("Patriot") will be held on Thursday, May 28, 1998 at 9:00 a.m., local time, at the Buena Vista Palace Resort and Spa, Walt Disney World Village, Orlando, Florida, for the following purposes:

    1. To elect three directors of Patriot to serve until the 2001 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

    2. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

    Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

    The Board of Directors of Patriot has fixed the close of business on April 3, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of Patriot's Common Stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the offices of Patriot at least ten days prior to the Annual Meeting.

    You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of Patriot, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors

                                          John P. Bohlmann
                                          SECRETARY
                                          Patriot American Hospitality, Inc.
                                          Dallas, Texas
                                          April 15, 1998

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                          WYNDHAM INTERNATIONAL, INC.
                       1950 STEMMONS FREEWAY, SUITE 6001
                                DALLAS, TX 75207

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1998

                            ------------------------

    NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Wyndham International, Inc. (the "Wyndham") will be held on Thursday, May 28, 1998 at 9:30 a.m., local time, at the Buena Vista Palace Resort and Spa, Walt Disney World Village, Orlando, Florida, for the following purposes:

    1. To elect three directors of Wyndham to serve until the 2001 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

    2. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

    Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

    The Board of Directors of Wyndham has fixed the close of business on April 3, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of Wyndham's Common Stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the offices of Wyndham at least ten days prior to the Annual Meeting.

    You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of Wyndham, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors
                                          Carla S. Moreland
                                          SECRETARY
                                          Wyndham International, Inc.
                                          Dallas, Texas
                                          April 15, 1998

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

PATRIOT AMERICAN HOSPITALITY, INC.             WYNDHAM INTERNATIONAL, INC.
1950 STEMMONS FREEWAY, SUITE 6001              1950 STEMMONS FREEWAY, SUITE 6001
DALLAS, TX 75207                               DALLAS, TX 75207

                            ------------------------

                             JOINT PROXY STATEMENT

                            ------------------------

                    FOR 1998 ANNUAL MEETINGS OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1998

                                                                  April 15, 1998

    This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patriot American Hospitality, Inc. ("Patriot") for use at the 1998 Annual Meeting of Stockholders of Patriot to be held on Thursday, May 28, 1998, and at any adjournments or postponements thereof (the "Patriot Annual Meeting"). At the Patriot Annual Meeting, stockholders will be asked to vote (1) to elect three directors of Patriot and (2) to act upon any other matters properly brought before them.

    This Joint Proxy Statement also is furnished in connection with the solicitation of proxies by the Board of Directors of Wyndham International, Inc. ("Wyndham") (Patriot and Wyndham are sometimes collectively referred to as the "Companies") for use at the 1998 Annual Meeting of Stockholders of Wyndham to be held on Thursday, May 28, 1998, and at any adjournments or postponements thereof (sometimes separately referred to as the "Wyndham Annual Meeting" and collectively with the Patriot Annual Meeting, as the "Annual Meetings"). At the Wyndham Annual Meeting, stockholders will be asked to vote (1) to elect three directors of Wyndham and (2) to act upon any other matters properly brought before them.

    The outstanding shares of common stock, $.01 par value per share, of Patriot ("Patriot Common Stock"), are "paired" with the outstanding shares of common stock, $.01 par value per share, of Wyndham ("Wyndham Common Stock"), so that they are transferable and tradable only in combination as units, each unit consisting of one share of Patriot Common Stock and one share of Wyndham Common Stock ("Paired Common Stock"). The pairing is evidenced by "back-to-back" stock certificates and the certificates bear a legend referring to the restrictions of transfer imposed by the by-laws of each company.

    This Joint Proxy Statement and the accompanying Notices of Annual Meeting and Proxy Cards are first being sent to stockholders on or about April 15, 1998. The Board of Directors of each of Patriot and Wyndham have fixed the close of business on April 3, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meetings (the "Record Date"). Only stockholders of record of the Series A Convertible Preferred Stock, par value $.01 per share, of Patriot (the "Patriot Preferred Stock") and stockholders of record of the Paired Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Patriot Annual Meeting. Only stockholders of record of the Paired Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Wyndham Annual Meeting. As of the Record Date, there were 4,860,876 shares of Patriot Preferred Stock and 107,800,969 shares of Paired Common Stock outstanding and entitled to vote at the Annual Meetings. Holders of the Patriot Preferred Stock and holders of the Paired Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

    THE PRESENCE IN PERSON OR BY PROPERLY EXECUTED PROXY OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF PATRIOT PREFERRED STOCK AND PATRIOT COMMON STOCK ENTITLED TO VOTE AT THE PATRIOT ANNUAL MEETING IS NECESSARY TO CONSTITUTE A QUORUM AT THE PATRIOT ANNUAL MEETING, AND THE PRESENCE IN

PERSON OR BY PROPERLY EXECUTED PROXY OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE WYNDHAM COMMON STOCK ENTITLED TO VOTE AT THE WYNDHAM ANNUAL MEETING IS NECESSARY TO CONSTITUTE A QUORUM AT THE WYNDHAM ANNUAL MEETING. ABSTENTIONS AND BROKER NON-VOTES WILL BE TREATED AS SHARES THAT ARE PRESENT AT THE ANNUAL MEETINGS FOR PURPOSES OF DETERMINING WHETHER A QUORUM EXISTS. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE AGGREGATE NUMBER OF SHARES OF THE PATRIOT PREFERRED STOCK AND THE PATRIOT COMMON STOCK AT THE PATRIOT ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF DIRECTORS. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF THE WYNDHAM COMMON STOCK AT THE WYNDHAM ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF DIRECTORS. THE APPROVAL OF ANY OTHER MATTERS PROPERLY PRESENTED AT THE PATRIOT ANNUAL MEETING FOR STOCKHOLDER APPROVAL MUST RECEIVE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE AGGREGATE OF PATRIOT PREFERRED STOCK AND PATRIOT COMMON STOCK ENTITLED TO VOTE THEREON, AND THE APPROVAL OF ANY OTHER MATTERS PROPERLY PRESENTED AT THE WYNDHAM ANNUAL MEETING FOR STOCKHOLDER APPROVAL MUST RECEIVE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE WYNDHAM COMMON STOCK ENTITLED TO VOTE THEREON. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF VOTES AGAINST THE APPROVAL OF EACH OF THE MATTERS PRESENTED AT THE PATRIOT ANNUAL MEETING AND THE WYNDHAM ANNUAL MEETING.

    STOCKHOLDERS OF PATRIOT ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE PATRIOT ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE PATRIOT ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTORS OF PATRIOT NAMED IN THIS JOINT PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE JOINT PROXY STATEMENT WILL BE PRESENTED AT THE PATRIOT ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    STOCKHOLDERS OF WYNDHAM ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE WYNDHAM ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE WYNDHAM ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTORS OF WYNDHAM NAMED IN THIS JOINT PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE JOINT PROXY STATEMENT WILL BE PRESENTED AT THE WYNDHAM ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the appropriate company at the address of Patriot and Wyndham set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meetings. Any stockholder of record as of the Record Date attending the Annual Meetings may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meetings will not constitute revocation of a previously given proxy.

                 PROPOSAL 1: ELECTION OF DIRECTORS FOR PATRIOT

    The Board of Directors of Patriot is divided into three classes. Each class has a term of three years and the terms are staggered so that each year, only one class of directors is elected.

    At the Patriot Annual Meeting, three directors of Patriot will be elected to serve until the 2001 Patriot Annual Meeting and until their successors are duly elected and qualified. The Board of Directors of Patriot has nominated Paul A. Nussbaum, Harlan R. Crow and John C. Deterding to serve as Class I directors for Patriot (collectively, the "Patriot Nominees"). The Board of Directors of Patriot anticipates that each Patriot Nominee will serve, if elected, as a director. However, if any person nominated by the Board of Directors of Patriot is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors of Patriot may recommend.

    THE BOARD OF DIRECTORS OF PATRIOT RECOMMENDS A VOTE FOR THE PATRIOT
NOMINEES.

                  PROPOSAL 2: ELECTION OF DIRECTORS OF WYNDHAM

    The Board of Directors of Wyndham is divided into three classes. Each class has a term of three years and the terms are staggered so that each year, only one class of directors is elected.

    At the Wyndham Annual Meeting, three directors of Wyndham will be elected to serve until the 2001 Wyndham Annual Meeting and until their successors are duly elected and qualified. The Board of Directors of Wyndham has nominated James D. Carreker, Russ Lyon, Jr. and Sherwood M. Weiser to serve as Class I directors for Wyndham (collectively, the "Wyndham Nominees"). The Board of Directors of Wyndham anticipates that each of the Wyndham Nominees will serve, if elected, as a director. However, if any person nominated by the Board of Directors of Wyndham is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors of Wyndham may recommend.

    THE BOARD OF DIRECTORS OF WYNDHAM RECOMMENDS A VOTE FOR THE WYNDHAM
NOMINEES.

INFORMATION REGARDING THE NOMINEES AND THE DIRECTORS AND EXECUTIVE OFFICERS OF
  THE COMPANIES

    The following biographical descriptions set forth certain information with respect to the nominees for election as Class I directors of each of the Companies at the Annual Meetings, the continuing directors of each of the Companies whose terms expire at the annual meetings of stockholders in 1999 and 2000, certain individuals who it is anticipated will be appointed to fill vacancies on the Board of Directors of the Companies, and the executive officers of each of the Companies who are not directors, based on information furnished to Patriot and Wyndham by each person.

PATRIOT

    CLASS I PATRIOT NOMINEES FOR ELECTION AT 1998 ANNUAL MEETING--TERM TO EXPIRE IN 2001

    PAUL A. NUSSBAUM became Chairman of the Board of Directors and Chief Executive Officer of Patriot's predecessor ("Old Patriot") in April 1995 and continued in such capacity for Patriot following Old Patriot's merger with and into California Jockey Club in July 1997 (the "Cal Jockey Merger"). Mr. Nussbaum is 50 years old. Mr. Nussbaum founded the Patriot American group of companies ("Patriot American") in 1991 and has been its Chief Executive Officer since its inception. Prior to his association with Patriot American, Mr. Nussbaum practiced real estate and corporate law in New York for 20 years, the last 12 years of which, he was chairman of the real estate department of Schulte Roth & Zabel. He currently serves as a member of the Board of Directors of the Dallas Symphony and is a member of the Urban Land Institute, the American College of Real Estate Lawyers and the Advisory Board of the Real Estate Center of the Wharton School of Business, University of Pennsylvania. Mr. Nussbaum is a member of the Board of Visitors of the Georgetown University Law Center and an Overseer of Colby College, Waterville, Maine. He also serves on the Boards of Directors of FirstPlus Financial Group, Inc. and Mack-Cali Realty Corporation. He holds a B.A. from the State University of New York at Buffalo and a J.D. from the Georgetown University Law Center.

    HARLAN R. CROW became a director of Patriot in January 1998 in connection with Patriot's acquisition (the "Wyndham Merger") of Wyndham Hotel Corporation ("Old Wyndham"). Mr. Crow is 48 years old. Mr. Crow became a director of Old Wyndham in April 1996. From 1986 to January 1998, Mr. Crow was the chief executive officer of Crow Family Holdings, an investment company managing investments in a variety of real estate related and other businesses. Prior to 1986, Mr. Crow was a Regional Partner in the office building unit of Trammell Crow Company, a commercial real estate management and development company. Mr. Crow is a former member of the Board of Directors of Texas Commerce Bancshares, a banking institution. In any given year within the past five years, Mr. Crow has indirectly owned interests in over 1,000 partnerships (or affiliates of partnerships) or corporations. In the past five years, Mr. Crow was a general partner, officer or director in approximately 95 partnerships or corporations, or affiliates of such partnerships or corporations, that filed for protection under federal bankruptcy laws. In addition, in the past five years, Mr. Crow was a general partner, executive officer or director in approximately 15 partnerships or corporations, or affiliates of such partnerships or corporations, that were placed in receivership. Mr. Crow holds a B.A. from the University of Texas at Austin.

    JOHN C. DETERDING became a director of Old Patriot in September 1995 and continued in such capacity for Patriot following the Cal Jockey Merger. Mr. Deterding is 66 years old. He has been the owner of Deterding Associates, a real estate consulting company, since June 1993. From 1975 until June 1993, he served as Senior Vice President and General Manager of the Commercial Real Estate division of General Electric Capital Corporation ("GECC"). In directing the real estate activities at GECC, he was responsible for both domestic and international lending activities, portfolio purchases, joint ventures, asset management and real estate securitization. From November 1989 to June 1993, Mr. Deterding served as Chairman of the General Electric Real Estate Investment Company, a privately held REIT. He served as Director of GECC Financial Corporation from 1986 to 1993. Mr. Deterding is also a former member and trustee of the Urban Land Institute. He holds a B.S. from the University of Illinois.

    CLASS II CONTINUING PATRIOT DIRECTORS--TERM TO EXPIRE IN 1999

    GREGORY R. DILLON became a director of Old Patriot in September 1995 and continued in such capacity for Patriot following the Cal Jockey Merger. Mr. Dillon is 75 years old. He has been Vice Chairman Emeritus of Hilton Hotels Corporation ("Hilton") since 1993. He has been a director of Hilton since 1977 and was elected Vice Chairman in 1990. Mr. Dillon served as an Executive Vice President of Hilton from 1980 until 1993. Mr. Dillon was also Executive Vice President of Hilton's franchise company, Hilton Inns, Inc., from 1971 to 1986. He is a director of the Conrad N. Hilton Foundation and is a founding member of the American Hotel Association's Industry Real Estate Financing Advisory Council and the National Association of Corporate Real Estate Executives (NACORE). In addition to his undergraduate degree, Mr. Dillon holds an L.L.B. from DePaul University.

    JOHN H. DANIELS became a director of Old Patriot in September 1995 and continued in such capacity for Patriot following the Cal Jockey Merger. Mr. Daniels is 72 years old. He has served as President of The Daniels Group Inc., a real estate development and management company, since 1984. Mr. Daniels has also served as Vice Chairman of Patriot American since its inception in 1991. Prior to forming The Daniels Group Inc., Mr. Daniels served as Chairman and Chief Executive Officer of Cadillac Fairview Corporation, a publicly held real estate development and management company. Mr. Daniels has more than 40 years of real estate development and management experience. Mr. Daniels is also a director of Cineplex-Odeon Corporation, Consolidated H.C.I. Corporation, Samoth Capital Corporation and Anitech Enterprises Inc. Mr. Daniels holds a B.S. in Architecture from the University of Toronto.

    PHILIP J. WARD became a director of Patriot in January 1998 in connection with the closing of the Wyndham Merger. Prior to such time, he had served as a director of Old Wyndham since June 1996. Mr. Ward is 49 years old. Mr. Ward is the Senior Managing Director in charge of the Real Estate Investment Division of CIGNA Investments, Inc., a division of CIGNA Corporation, a position he has held since December 1985. Mr. Ward joined Connecticut General's Mortgage and Real Estate Department (a predecessor of CIGNA) in 1971 and became an officer in 1987. Since joining CIGNA, Mr. Ward has held real estate investment assignments in Mortgage and Real Estate Production and in Portfolio Management. Mr. Ward is also a director of the Simon DeBartolo Group, Inc. and a director of the Connecticut Housing Investment Fund. Mr. Ward holds a B.A. from Amherst College.

    CLASS III CONTINUING PATRIOT DIRECTORS--TERM TO EXPIRE IN 2000

    WILLIAM W. EVANS III began serving in the Office of the Chairman of Old Patriot in March 1997, continued in such capacity for Patriot following the Cal Jockey Merger, and became a director of Patriot in July 1997. Mr. Evans is 47 years old. Mr. Evans assumed the position of President and Chief Operating Officer of Patriot and Executive Vice President of Wyndham in January 1998 in connection with the closing of the Wyndham Merger. Previously, Mr. Evans was a Managing Director in PaineWebber's Real Estate Group with responsibility principally for the origination and structuring of principal transactions. He joined PaineWebber as a result of the firm's acquisition of Kidder, Peabody and Co. Incorporated in December 1994. Prior to joining Kidder, Peabody in 1992, Mr. Evans was a First Vice President and head of the Real Estate Financing Division of Swiss Bank Corporation, responsible for all real estate activities of the U.S. organization of the bank. Mr. Evans is a graduate of the University of Virginia.

    ARCH K. JACOBSON became a director of Old Patriot in September 1995 and continued in such capacity for Patriot following the Cal Jockey Merger. Mr. Jacobson is 70 years old. He has served as President of Jacobson-Berger Capital Group, Inc., a commercial mortgage banking firm, since 1993. From 1986 to 1993, Mr. Jacobson was Chairman of Union Pacific Realty Co., a real estate management and development company. He served in various capacities with the Real Estate Department of The Prudential Insurance Company from 1955 to 1980 and was President and Chief Executive Officer of the Prudential Development Company (a subsidiary of the Prudential Insurance Company) from 1982 to 1986. Mr. Jacobson currently serves as a director of Walden Residential Properties, Inc., a publicly traded multifamily apartment REIT. He was formerly a director of La Quinta Limited Partners, and chaired the committee of independent directors that negotiated the tender offer for and purchase of that company in 1994. Mr. Jacobson holds a B.S. from Texas A&M University.

    JAMES D. CARREKER became a director of Patriot in January 1998 in connection with the closing of the Wyndham Merger. Mr. Carreker is 50 years old. Prior to such time, he had served as President and Chief

Executive Officer of Old Wyndham since May 1988 and as a director of Old Wyndham since February 1996. He also served as Chief Executive Officer of Trammell Crow Company, a national real estate company, from August 1994 to December 1995. Prior to 1988, Mr. Carreker served as President of Burdine's, the Miami based division of Federated Department Stores. Mr. Carreker currently serves as a director of Trammell Crow Company. Mr. Carreker holds a B.S. and a Master of Business Administration from Oklahoma State University.

    ANTICIPATED TO BE APPOINTED A DIRECTOR

    MILTON FINE is anticipated to be appointed as a director of Patriot after the Patriot Annual Meeting and upon the closing of the pending Interstate Hotel Company ("Interstate") merger with and into Patriot (the "Interstate Merger") to fill a vacancy on the Board of Directors. Mr. Fine would be appointed a Class I director with a term which would expire in 2001. Mr. Fine is 71 years old. Mr. Fine co-founded Interstate in 1961 and is Chairman of the Board of Directors of Interstate. Mr. Fine also served as the Chief Executive Officer of Interstate through March 1996. He is a trustee of the Corregial Institute and Chairman of the Board of Trustees of the University of Pittsburgh and a member of the Board of Directors of the Andy Warhol Museum in Pittsburgh, Pennsylvania. Mr. Fine completed his undergraduate studies magna cum laude, and also holds a J.D., from the University of Pittsburgh.

EXECUTIVE OFFICERS OF PATRIOT WHO ARE NOT DIRECTORS

    PAUL NOVAK was named Executive Vice President--Acquisitions and Development of Patriot in January 1998. From June 1997 through January 1998, Mr. Novak served as Executive Vice President-- Acquisitions and Development of Wyndham while the Companies were in a transition period and were determining which company should employ Mr. Novak. The Companies determined that it was appropriate for Mr. Novak to be employed by Patriot and not by Wyndham. From 1994 through June 1997, Mr. Novak was President and Chief Executive Officer of Bedrock Partners, a private investment group established in 1994 to acquire hotel properties and convert them to Wyndham Hotels or Wyndham Garden Hotels. From 1992 through 1994, Mr. Novak was a principal in his own consulting firm where he directed real estate development, marketing and acquisition assignments from numerous clients. Prior thereto, he served as a Senior Vice President of Marriott International from 1981 until 1992 with responsibility for developing more than 400 properties. Mr. Novak is a member of the Urban Land Institute, The National Realty Committee and the Travel and Tourism Research Association. He holds a B.A. from Michigan State University.

    ANNE L. RAYMOND became Chief Financial Officer and an Executive Vice President of Patriot in January 1998 in connection with the closing of the Wyndham Merger. Ms. Raymond also served as Treasurer of Patriot from January 1998 to March 1998. Ms. Raymond joined Old Wyndham in 1983 as Controller and served in that and other financial capacities through September 1987. From September 1987 to July 1994, she served as Investment Manager for Crow Family Holdings, where her responsibilities included managing and overseeing Crow Family Holdings' interest in the Trammell Crow Company and Old Wyndham. Upon the formation of the Crow Investment Trust in August 1994, Ms. Raymond was named Director--Capital Markets thereof and had responsibility for developing and maintaining investment relationships with real estate capital sources. In March 1995, Ms. Raymond rejoined Old Wyndham as Executive Vice President and Chief Financial Officer, and was elected a director of Old Wyndham in April 1996. Ms. Raymond holds a B.S. in Business Administration from the University of Missouri.

    LAWRENCE S. JONES was named Executive Vice President and Treasurer of Patriot in March 1998. Mr. Jones joined Coopers & Lybrand in 1972 and continued there as a partner until March 1998 where he served as Chairman of the firm's REIT industry practice. Mr. Jones holds a B.S. from the University of Berkeley and an M.S. from UCLA. Mr. Jones is a certified public accountant.

WYNDHAM

    CLASS I WYNDHAM NOMINEES FOR ELECTION AT 1998 ANNUAL MEETING--TERM TO EXPIRE
     IN 2001

    JAMES D. CARREKER became Chairman of the Board of Directors and Chief Executive Officer of Wyndham in January 1998 in connection with the closing of the Wyndham Merger. For biographical information on Mr. Carreker, see "--Patriot."

    RUSS LYON, JR. became a director of Wyndham in July 1997 in connection with the Cal Jockey Merger. Mr. Lyon is 68 years old. He is currently a managing partner of Western Realty L.P., a shopping center development and management concern, where he has served since 1970. Mr. Lyon was previously a managing general partner of Carefree Resorts L.P., a resort development and management firm, and Carefree Resorts Corp. from 1983 and 1992, respectively, until both were acquired by Patriot in January 1997.

    SHERWOOD M. WEISER became a director of Wyndham on October 1, 1997 in connection with the acquisition of certain assets of Gencom American Hospitality and certain affiliates of CHC International, Inc. ("CHCI" and such acquisition, the "GAH Acquisition"). Mr. Weiser is 67 years old. Currently, Mr. Weiser is the Chairman and Chief Executive Officer of Carnival Hotels & Casinos, a hotel and gaming management and development firm. In 1970, Mr. Weiser founded the Company formerly known as The Continental Companies. Carnival Hotels & Casinos was a successor to The Continental Companies. In September 1997, CHCI entered into a merger agreement with Patriot and Wyndham pursuant to which the hospitality-related businesses of CHCI will merge with and into Wyndham. Mr. Weiser is a director of Carnival Corporation, United National Bank and Winsloew Furniture Group. He is a graduate of the Ohio State University School of Business and holds a J.D. from the Case Western Reserve University School of Law.

    CLASS II CONTINUING WYNDHAM DIRECTORS--TERM TO EXPIRE IN 1999

    BURTON C. EINSPRUCH, M.D., became a director of Wyndham in July 1997 in connection with the Cal Jockey Merger. Dr. Einspruch is 63 years old. Dr. Einspruch is a physician and corporate medical consultant and has practiced medicine since 1960. He holds a B.A. and Sc.B. from Southern Methodist University and an M.D. from Southwestern Medical School of the University of Texas. Dr. Einspruch is the Medical Director of First Southwest Company, a national brokerage firm, and also currently serves as a director of Dallas National Bank. He has served as a board member and advisor to numerous corporations and philanthropies and is currently Chairman of the Holocaust Studies Program Advisory Board at the University of Texas at Dallas, as well as the Executive Board of the Libraries of Southern Methodist University. Dr. Einspruch has attained the academic rank of Clinical Professor of Psychiatry at Southwestern Medical School and Clinical Associate Professor of Psychiatry at New York University Medical Center.

    ARCH K. JACOBSON became a director of Wyndham in July 1997 in connection with the Cal Jockey Merger. For biographical information on Mr. Jacobson, see "--Patriot."

    LEONARD BOXER became a director of Wyndham in July 1997 in connection with the closing of the Cal Jockey Merger. Mr. Boxer is 59 years old. He became a director of Old Patriot in September 1995, and continued in such capacity for Patriot following the Cal Jockey Merger. He has been a partner and chairman of the real estate department of the law firm of Stroock & Stroock & Lavan in New York, New York since 1987. Previously, he was a founder and managing partner and head of the real estate department of Olnick Boxer Blumberg Lane & Troy, a real estate law firm in New York. Mr. Boxer is a member of the Board of Trustees of New York University Law School. He is a member of the New York Regional Cabinet of the United States Holocaust Memorial Museum. Mr. Boxer holds a B.A. and an LL.B. from New York University.

    SUSAN T. GROENTEMAN became a director of Wyndham in January 1998 in connection with the closing of the Wyndham Merger. Ms. Groenteman is 43 years old. She served as a director of Old Wyndham since April 1996. Ms. Groenteman is a director (chief operating officer) of Crow Family Holdings, an investment company managing investments in a variety of real estate related businesses, along with other industries, a position she has held since 1988. From 1986 through 1988, Ms. Groenteman was Controller of Crow Family Holdings. Ms. Groenteman also served in a variety of positions for Crow Hotel Company, a predecessor to Old Wyndham. In any given year within the past five years, Ms. Groenteman has served as an executive officer or director in over 1,000 partnerships (or affiliates of partnerships) or corporations. In the past five years, Ms. Groenteman has served as an executive officer or director of approximately 95 partnerships or corporations, or for affiliates of such entities, that filed for protection under federal bankruptcy laws. In addition, in the past five years, Ms. Groenteman served as an executive officer or director in approximately 15 partnerships or corporations, or affiliates of such partnerships or corporations, that were placed in receivership. Ms. Groenteman holds a Bachelor of Business Administration from the University of Texas at Arlington.

    CLASS III CONTINUING WYNDHAM DIRECTORS--TERM TO EXPIRE IN 2000

    KARIM ALIBHAI became the President and Chief Operating Officer and a director of Wyndham on October 1, 1997 in connection with the GAH acquisition. Mr. Alibhai is 33 years old. For the prior 11 years, Mr. Alibhai was a principal of the Gencom Group, an affiliated group of companies that acquired, developed, renovated, leased and managed hotel properties in the United States and Canada through Gencom American Hospitality. Most recently, Mr. Alibhai was the President and Chief Executive Officer of the Gencom Group. He holds a B.A. from Rice University.

    PAUL A. NUSSBAUM served as the Chairman of the Board of Directors and Chief Executive Officer of Wyndham from the Cal Jockey Merger through the Wyndham Merger. Following the Wyndham Merger, Mr. Carreker became the Chairman of the Board of Directors and Chief Executive Officer of Wyndham. Mr. Nussbaum continues to serve as a director of Wyndham. For biographical information on Mr. Nussbaum, see "--Patriot."

    JAMES C. LESLIE became a director of Wyndham in January 1998 in connection with the closing of the Wyndham Merger. Mr. Leslie is 42 years old. He had served as a director of Old Wyndham since June 1996. Mr. Leslie has served as President and Chief Operating Officer of The Staubach Company since March 1996. Mr. Leslie served as Chief Financial Officer of The Staubach Company from 1982 to 1992 and President-Staubach Financial Services from January 1992 to March 1996. Mr. Leslie is also President and a board member of Wolverine Holding Company and serves on the boards of FM Properties, Inc., Forum Retirement Partners, L.P. and The Staubach Company, as well as other private corporations and charitable organizations. Mr. Leslie is a member of the American Institute of Certified

Public Accountants. Mr. Leslie holds a B.S. from the University of Nebraska and an M.B.A. from the University of Michigan.

    ANTICIPATED TO BE APPOINTED AS DIRECTORS

    W. THOMAS PARRINGTON, JR. is anticipated to be appointed as a director of Wyndham after the Wyndham Annual Meeting and upon the closing of the Interstate Merger to fill a vacancy on the Board of Directors. Mr. Parrington would be appointed a Class I director with a term which would expire in 2001. Mr. Parrington is 53 years old. Mr. Parrington has been employed with Interstate since 1981. He served as Chief Executive Officer of Interstate since April 1996 and as President and Director of Interstate since 1994. Mr. Parrington also served as Chief Financial Officer prior thereto. Mr. Parrington is a graduate of the Georgetown University School of Business.

    ROLF E. RUHFUS is anticipated to be appointed as a director of Wyndham upon the closing of the pending acquisition of all of the partnership interests in SF Hotel Company, L.P. ("Summerfield") to fill a vacancy on the Board of Directors. Mr. Ruhfus would be appointed a Class III director with a term which would expire in 2000. Mr. Ruhfus is Chairman of the Board of Directors and Chief Executive Officer of Summerfield Hotel Corporation, a position he has held since 1987. Mr. Ruhfus is 53 years old. Prior to founding Summerfield Hotel Corporation, Mr. Ruhfus served as President of Residence Inn Corporation from 1983 until the franchise and management system assets were sold to Marriott Corporation. At the time of the sale, there were over 100 Residence Inn hotels in operation. Mr. Ruhfus holds a B.A. from Western Michigan University, an M.B.A. from the Wharton School of Business and a Ph.D. in Marketing from the University of Munster, Germany.

EXECUTIVE OFFICERS OF WYNDHAM WHO ARE NOT DIRECTORS

    WILLIAM W. EVANS III became an Executive Vice President of Wyndham in January 1998. For biographical information on Mr. Evans, see --"Patriot."

    THOMAS W. LATTIN became an Executive Vice President of Wyndham in October 1997 in connection with the GAH Acquisition. He became President and Chief Operating Officer of Old Patriot in April 1995 and continued in such capacity for Wyndham following the Cal Jockey Merger. From 1987 through 1994, he served as the National Partner of the hospitality industry consulting practice of Laventhol & Horwath and subsequently as a partner in the national hospitality consulting group of Coopers & Lybrand L.L.P. In 1994, he joined the Hospitality Group of Kidder, Peabody & Co. Incorporated as a Senior Vice President and later served as a Senior Vice President with PaineWebber Incorporated. Mr. Lattin holds a B.S. and M.S. in Hotel Management from the Cornell School of Hotel Administration. He is a certified public accountant.

    LESLIE V. BENTLEY became an Executive Vice President of Wyndham in January 1998 in connection with the closing of the Wyndham Merger. He was employed by Old Wyndham since March 1985, served as Executive Vice President and President of the Old Wyndham Garden Division since May 1990 and was elected a director of Old Wyndham in January 1997. From January 1987 to June 1988, Mr. Bentley served as Regional Vice President of Old Wyndham. From June 1988 to December 1988, Mr. Bentley served as Vice President of Operations of Old Wyndham, and from December 1988 to May 1990, he served as Senior Vice President of Operations of Old Wyndham. Prior to joining Old Wyndham, Mr. Bentley was employed by Marriott International Hotels for eight years. Mr. Bentley holds a B.S. in Hotel and Restaurant Administration from Pennsylvania State University.

    STANLEY M. KOONCE, JR. became Executive Vice President--Marketing and Strategic Planning of Wyndham in January 1998 in connection with the closing of the Wyndham Merger. He served as Executive Vice President--Marketing, Planning and Technical Services of Old Wyndham since October 1994, was elected a director of Old Wyndham in January 1997 and served as Senior Vice President of Sales and Marketing of Old Wyndham from October 1989 to October 1994. Mr. Koonce served as President of CUC Travel Services, a division of CUC International, in Stamford, Connecticut from 1986 to 1989, as Vice President of the Marketing Department with American Express from 1979 to 1986 and as a Director of Finance and Planning for American Airlines from 1976 to 1979. Mr. Koonce holds a B.S. in Mathematics and an M.B.A. from the University of North Carolina.

    LAWRENCE S. JONES became an Executive Vice President and Treasurer of Wyndham in March 1998. For biographical information on Mr. Jones, see --"Patriot."

INFORMATION REGARDING THE BOARD OF DIRECTORS OF PATRIOT AND ITS COMMITTEES

    MEETINGS. The Board of Directors of Patriot held six meetings during the last six months of 1997. No director of Patriot attended less than 75% of the aggregate number of meetings held during 1997 of the Board of Directors and any Board Committee of which he was a member, except for Mr. Thomas S. Foley, who resigned from Patriot's Board of Directors in November 1997 to serve as U.S. Ambassador to Japan.

    AUDIT COMMITTEE.  The Audit Committee consists of two Independent Directors:
Messrs. Deterding and Dillon. An "Independent Director" is a director who is not an officer or employee of Patriot, any affiliate of an officer or employee or any affiliate of (i) any advisor to Patriot under an advisory agreement, (ii) any lessee of any property of Patriot, (iii) any subsidiary of Patriot or (iv) any partnership which is an affiliate of Patriot. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of Patriot's internal accounting controls. The Audit Committee held two meetings during the last six months of 1997.

    COMPENSATION COMMITTEE. The Compensation Committee consists of three Independent Directors: Messrs. Deterding, Dillon and Jacobson. The Compensation Committee determines compensation of Patriot's executive officers, and administers the Patriot American Hospitality, Inc. 1995 Incentive Plan and the Patriot American Hospitality, Inc. 1997 Incentive Plan (the "Patriot 1997 Incentive Plan"). The Compensation Committee held no meetings during the last six months of 1997.

INFORMATION REGARDING THE BOARD OF DIRECTORS OF WYNDHAM AND ITS COMMITTEES

    MEETINGS. The Board of Directors of Wyndham held six meetings during the last six months of 1997. No director attended less than 75% of the aggregate number of meetings held during 1997 of the Board of Directors and any Board Committee of which he was a member, except for Mr. Foley, who resigned from Wyndham's Board of Directors in November 1997 to serve as U.S. Ambassador to Japan.

    AUDIT COMMITTEE.  The Audit Committee consists of three Independent
Directors: Messrs. Boxer, Einspruch and Lyon. An "Independent Director" is a director who is not an officer or employee of Wyndham, any affiliate of an officer or employee or any affiliate of (i) any advisor to Wyndham under an advisory agreement, (ii) any lessee of any property of Wyndham, (iii) any subsidiary of Wyndham or

(iv) any partnership which is an affiliate of Wyndham. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of Wyndham's internal accounting controls. The Audit Committee held two meetings during the last six months of 1997.

    COMPENSATION COMMITTEE. The Compensation Committee consists of two Independent Directors: Messrs. Boxer and Jacobson. The Compensation Committee determines compensation of Wyndham's executive officers and administers the Patriot American Hospitality Operating Company 1995 Incentive Plan and the Patriot American Hospitality Operating Company 1997 Incentive Plan (the "Wyndham 1997 Incentive Plan"). The Compensation Committee held no meetings during the last six months of 1997.

DIRECTOR COMPENSATION FOR PATRIOT

    Currently, any director who is not an employee of Patriot is paid an annual retainer fee of $25,000 in quarterly installments of $6,250. In addition, each such director is currently paid $1,250 for attendance at each meeting of Patriot's Board of Directors, $1,000 for participating in a telephonic Board meeting and $750 for attendance, whether in person or telephonic, at each meeting of a committee of Patriot's Board of Directors of which such director is a member. The annual retainer fee and meeting fees are paid in cash, but the directors may elect in advance to defer the receipt of all or part of the fees and to receive such deferred fees at a later date in the form of shares of Paired Common Stock. Directors who are employees of Patriot do not receive any fees for their service on the Board of Directors or a committee thereof. In addition, Patriot reimburses directors for their out-of-pocket expenses incurred in connection with their service on the Board of Directors.

    Under the Patriot 1997 Incentive Plan, on the date of each annual meeting of Patriot's stockholders, each non-employee director then in office receives a grant of non-qualified options to purchase an additional 10,000 shares of Paired Common Stock at the then current market price. All options granted to non-employee directors vest immediately upon the date of grant. At the 1997 Annual Meeting of Stockholders, Messrs. Daniels, Deterding, Dillon, Foley and Jacobson each were each granted a non-qualified option under the Patriot 1997 Incentive Plan to acquire 10,000 shares of Paired Common Stock at an exercise price of $32.625.

    For the first six months of 1997, members of the Board of Directors of Patriot (directors of California Jockey Club) received an annual fee of $12,000 for 12 months of service, adjusted pro rata to reflect actual months served. In addition, the Chairman of the Audit Committee earned $500 for each Audit Committee meeting attended and each of the other members of the Audit Committee received $350 for each meeting attended. For the first six months of 1997, each director was also provided a food and beverage allowance of $1,000 for use by the director and his or her guests in the Directors Room and Turf Club at Bay Meadows Racecourse.

DIRECTOR COMPENSATION FOR WYNDHAM

    Currently, any director who is not an employee of Wyndham is paid an annual fee of $25,000, paid in quarterly installments of $6,250. In addition, each such director is paid $1,250 for attendance at each meeting of Wyndham's Board of Directors, $1,000 for participating in a telephonic board meeting and $750 for attendance, whether in person or telephonic, at each meeting of a committee of Wyndham's

Board of Directors of which such director is a member. The annual retainer fee and meeting fees are paid in cash, but the directors may elect in advance to defer the receipt of all or part of the fees and to receive such deferred fees at a later date in the form of shares of Paired Common Stock. Directors who are employees of Wyndham do not receive any fees for their service on the Board of Directors or a committee thereof. In addition, Wyndham reimburses directors for their out-of-pocket expenses incurred in connection with their service on the Board of Directors.

    Under the Wyndham 1997 Incentive Plan, on the date of each annual meeting of Wyndham's stockholders, each non-employee director then in office receives a grant of non-qualified options to purchase an additional 10,000 shares of Paired Common Stock at the then current market price. All options granted to non-employee directors vest immediately upon the date of grant. At the 1997 Annual Meeting of Stockholders, Messrs. Jacobson, Boxer, Lyon and Weiser and Dr. Einspruch each were granted a non-qualified option under the Wyndham 1997 Incentive Plan to acquire 10,000 shares of Paired Common Stock at an exercise price of $32.625.

    For the first six months of 1997, members of the Board of Directors of Wyndham (directors of Bay Meadows Operating Company) received an annual fee of $12,000 each. Eugene F. Barsotti, Jr. and F. Jack Liebau, as employees of Wyndham, received no such annual fee. The directors who were appointed to various committees served in such capacities without compensation for their services. During the first six months of 1997, each director was also provided a food and beverage allowance of $1,000 for use by the director and his or her guests in the Directors Room and Turf Club at Bay Meadows Racecourse.

EXECUTIVE COMPENSATION FOR PATRIOT

    The Cal Jockey Merger was accounted for as a reverse acquisition whereby Cal Jockey is considered to be the acquired company for accounting purposes. Consequently, the historical financial information (including compensation information) of Old Patriot became the historical financial information for Patriot. Following the Cal Jockey Merger, the executive officers of Old Patriot became the executive officers of Patriot. The following table sets forth the base compensation that Patriot paid from July 1, 1997 through December 31, 1997 to its Chairman and Chief Executive Officer and to the three executive officers other than the Chief Executive Officer of Patriot (collectively, the "Patriot Named Executive Officers") whose base salary and bonus exceeded $100,000 during the fiscal year ending December 31, 1997. Patriot did not grant any Long Term Compensation Awards during 1997.

                           SUMMARY COMPENSATION TABLE

                                                                          ANNUAL COMPENSATION(A)
                                                            --------------------------------------------------
                                                                                                  ALL OTHER
NAME AND PRINCIPAL POSITION                                   YEAR     SALARY ($)  BONUS ($)    COMPENSATION
----------------------------------------------------------  ---------  ----------  ----------  ---------------
Paul A. Nussbaum(b).......................................       1997  $  250,000(c) $  529,478(d)           --
  Chief Executive Officer and President

William W. Evans III(b)...................................       1997  $  163,150(e) $  303,373(d)    $      93(f)
  Office of the Chairman

Rex E. Stewart(b).........................................       1997  $  105,000(c) $   97,961(d)    $     108(f)
  Chief Financial Officer, Treasurer and Secretary

Paul Novak................................................       1997  $  131,252(c) $  179,573(d)    $      92(f)
  Executive Vice President - Acquisitions

------------------------

(a) No executive officer named in the Summary Compensation Table received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(b) Pursuant to the Cal Jockey Merger, Old Patriot was merged out of existence and Mr. Nussbaum became the Chief Executive Officer and President of Patriot; Mr. Evans became the holder of the Office of the Chairman of Patriot and Mr. Stewart became the Chief Financial Officer, Treasurer and Secretary of Patriot. In connection with the Wyndham Merger, Mr. Evans became the President and Chief Operating Officer of Patriot. Mr. Stewart is no longer an executive officer of Patriot.

(c) Such amount was the salary paid for service from July 1, 1997 to December 31, 1997.

(d) In accordance with the Patriot 1997 Incentive Plan, executive officers of Patriot were allowed to elect to receive all or a portion of their bonus either in cash or in Paired Common Stock. If an executive officer chose to receive their bonus all or in part in Paired Common Stock, they received a 15% discount off of the fair market value of the Paired Common Stock as of January 6, 1998. Mr. Nussbaum elected to receive his entire bonus in the form of Paired Common Stock; Mr. Evans elected to receive $81,000 in cash and $222,373 in the form of Paired Common Stock; Mr. Stewart elected to receive $45,000 in cash and $52,961 in the form of Paired Common Stock; and Mr. Novak elected to receive $82,500 in cash and $15,461 in the form of Paired Common Stock.

(e) Includes $650 paid to Mr. Evans to cover commuting expenses.

(f) For 1997, the dollar value of insurance premiums paid by Patriot with respect to term life insurance for the benefit of the Patriot Named Executive Officer.

EXECUTIVE COMPENSATION FOR OLD PATRIOT

    The following table sets forth the base compensation that Old Patriot paid in 1995, 1996 and the first six months of 1997 to its Chairman and Chief Executive Officer and to the four executive officers other than the Chief Executive Officer of Old Patriot (collectively, the "Old Patriot Named Executive Officers" ) whose base salary, and bonus exceeded $100,000 during the fiscal year ending December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                          COMPENSATION AWARDS
                                                                   ---------------------------------
                                                                                      SECURITIES
                                     ANNUAL COMPENSATION(A)         RESTRICTED        UNDERLYING        ALL OTHER
                                ---------------------------------      STOCK           OPTIONS        COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR     SALARY ($)  BONUS ($)   AWARDS (#)(B)     /SARS (#)(B)          ($)
------------------------------  ---------  ----------  ----------  -------------  ------------------  -------------

Paul A. Nussbaum(c)...........       1997  $  157,500(d)     --        280,005(f)       2,600,042(g)    $  45,869(h)
  Chief Executive Officer            1996     247,500(d) $  200,000(e)      --            150,002(i)       --
                                     1995      45,000(d)     45,000(e)      --            500,007(j)       --

William W. Evans III(c).......       1997  $  112,290(k)     --        200,003(l)         560,009(m)    $      55(h)
  Office of the Chairman

Thomas W. Lattin(c)...........       1997  $  128,560(n)     --         --                 54,000(i)    $     138(h)
  President and Chief                1996     205,625(n) $   75,000(e)      80,001(q)         200,002(j)      --
  Operating Officer                  1995     126,000(n)     33,750(e)      --                             --

Leslie Ng(c)..................       1997  $   81,101(o)     --         --                --            $      45(h)
  Senior Vice President-             1996     143,500(o) $   50,000      40,000(q)          25,000(i)      --
  Acquisitions                       1995      81,000(o)     21,000      --               130,001(j)       --

Rex E. Stewart(c).............       1997  $  102,375(p)     --         --                --            $      93(h)
  Executive Vice President and       1996     174,250(p) $   75,000(e)      60,000(q)          40,000(i)      --
  Chief Financial Officer            1995      88,000(p)     25,500(e)      --            170,002(j)       --

------------------------

(a) No executive officer named in the Summary Compensation Table received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(b) The number of shares of Paired Common Stock reflected in the table take into account the 2-for-1 stock split effected in the form of a stock dividend distributed on March 18, 1997 to stockholders of record on March 7, 1997, the conversion ratio in connection with the Cal Jockey Merger, and the 1.927-for-1 stock split effected in the form of a stock dividend distributed on July 25, 1997 to stockholders of record on July 15, 1997.

(c) Pursuant to the Cal Jockey Merger, Old Patriot was merged out of existence and Mr. Nussbaum became the President and Chief Executive Officer of Patriot; Mr. Evans was appointed to the Office of the Chairman of Patriot; Mr. Lattin became the President and Chief Operating Officer of Wyndham; Mr. Stewart became the Chief Financial Officer, Treasurer and Secretary of Patriot; and

    Mr. Ng became a Senior Vice President--Acquisitions of Wyndham. Effective October 1, 1997, Mr. Lattin assumed the position of Executive Vice President of Wyndham. In connection with the Wyndham Merger, Mr. Evans became President and Chief Operating Officer of Patriot. Mr. Stewart is no longer an executive officer of Patriot.

(d) For 1997, reflects amount paid from January 1, 1997 to June 30, 1997. For 1996, reflects an increase in annual base salary to $315,000 effective July 1, 1996. For 1995, reflects amount paid from October 1995 through December 1995 based on an annual salary of $180,000. Salary prior to October 1995 was paid by Patriot American.

(e) Bonus compensation in an amount equal to 25% of Mr. Nussbaum's annual base salary, 19% of Mr. Lattin's annual base salary and 15% of Mr. Stewart's annual base salary was approved for 1995, but payment of the bonus was deferred at the election of the executive officer until 1996. The bonus compensation included in the table for Messrs. Nussbaum, Lattin and Stewart was approved for 1996, but payment of the bonus was deferred at the election of the executive officer until 1997.

(f) On March 18, 1997, Old Patriot awarded the equivalent of 280,005 shares of Paired Common Stock to Mr. Nussbaum. Taking into account the various stock splits, the equivalent to the market price of Paired Common Stock on the date of grant was $24.75 and the restrictions on all of these shares of Paired Common Stock lapse in three equal annual installments beginning on March 18, 1998 and ending on March 18, 2000.

(g) On April 1, 1997, Old Patriot granted non-qualified options to purchase the equivalent of 2,600,042 shares of Paired Common Stock to Mr. Nussbaum. All of these options vest five years from the date of grant, on April 1, 2002.

(h) For 1997, the dollar value of insurance premiums paid by Old Patriot with respect to term life insurance for the benefit of the Old Patriot Named Executive Officer.

(i) In April 1996, Old Patriot granted non-qualified options to purchase Common Stock to Messrs. Nussbaum, Lattin, Ng and Stewart. The options of Messrs. Nussbaum, Lattin, Ng and Stewart vest in seven equal annual installments beginning April 19, 1997 and ending April 19, 2003.

(j) In connection with its initial public offering, Old Patriot granted incentive stock options ("ISOs") and nonqualified options to Messrs. Nussbaum, Lattin, Ng and Stewart to purchase shares of Patriot Common Stock. Of the 500,008 options granted to Mr. Nussbaum, 416,687 are nonqualified stock options, 34,724 of which vested on the date of grant and the remainder become exercisable in 11 quarterly installments, and 83,321 are ISOs, which vest in equal annual installments each January 1, beginning January 1, 1996 and ending on January 1, 2005. Of the 200,003 options granted to Mr. Lattin, 116,683 are non-qualified stock options, 9,724 of which vested on the date of grant and the remainder become exercisable in 11 quarterly installments, and 83,320 are ISOs which vest in equal annual installments each January 1, beginning January 1, 1996 and ending on January 1, 2005. Of the 130,001 options granted to Mr. Ng, 46,681 are non-qualified stock options, 3,890 of which vested on the date of grant and the remainder become exercisable in 11 quarterly installments, and 83,321 are incentive stock options which vest in equal annual installments each January 1, beginning January 1, 1996 and ending on January 1, 2005. Of the 170,002 options granted to Mr. Stewart, 86,681 are non-qualified stock options, 7,222 of which vested on the date of grant and the remainder become exercisable in 11 quarterly installments, and 83,321 are incentive stock options which vest in equal annual installments each January 1, beginning January 1, 1996 and ending on January 1, 2005.

(k) Reflects amount paid from February 1997 to June 1997 and includes $290 paid to Mr. Evans to cover commuting expenses.

(l) On February 14, 1997, Old Patriot awarded the equivalent of 200,003 shares of Paired Common Stock to Mr. Evans. Taking into account the various stock splits and conversion of shares in the Cal Jockey Merger, the equivalent to the market price of Paired Common Stock on the date of grant was $22.625 and the restrictions on all of the shares of Paired Common Stock lapse in four equal annual installments beginning on March 1, 1998 and ending on March 1, 2001.

(m) On February 14, 1997, Old Patriot granted non-qualified options to purchase the equivalent of 560,009 shares of Paired Common Stock to Mr. Evans. These options vest in 12 equal quarterly installments beginning on April 1, 1997.

(n) For 1997, reflects amount paid from January 1, 1997 to June 30, 1997 and includes $4,706 paid to Mr. Lattin to cover commuting expenses. For 1996, reflects an increase in annual base salary to $236,250 effective July 1, 1996. For 1995, reflects amount paid from April 1995 through December 1995 based on an annual salary of $175,000.

(o) For 1997, reflects amount paid from January 1, 1997 to June 30, 1997 and includes $1,351 paid to Mr. Ng to cover commuting expenses. For 1996, reflects an increase in annual base salary to $147,000 effective July 1, 1996. For 1995, reflects amount paid from June 1995 through December 1995 based on an annual salary, since October 1, 1995, of $140,000.

(p) For 1997, reflects amount paid from January 1, 1997 to June 30, 1997. For 1996, reflects an increase in annual base salary to $178,500 effective July 1, 1996. For 1995, reflects amount paid from July 1995 through December 1995 based on an annual salary, since October 1, 1995, of $170,000. Salary prior to July 1995 was paid by Metro Joint Venture.

(q) On July 25, 1996, Old Patriot awarded the equivalent of (i) 80,001 shares of restricted Paired Common Stock to Mr. Lattin; (ii) 40,000 shares of restricted Paired Common Stock to Mr. Ng and (iii) 60,000 shares of restricted Paired Common Stock to Mr. Stewart. Taking into account the various stock splits, the equivalent to the market price of Paired Common Stock on the date of grant was $14.125 and the restrictions on all of the shares of the Paired Common Stock lapse in four equal annual installments beginning July 25, 1997 and ending July 25, 2000. Messrs. Lattin and Ng are entitled to receive dividends on the total stock award during the vesting period.

OPTION GRANTS IN FISCAL YEAR 1997 FOR OLD PATRIOT AND PATRIOT

    The following table sets forth the options granted with respect to the fiscal year ended December 31, 1997 to the Patriot Named Executive Officers:

                                                                                                 POTENTIAL REALIZABLE VALUE
                                                    INDIVIDUAL GRANTS                                        AT
                            ------------------------------------------------------------------      ASSUMED ANNUAL RATES
                                NUMBER OF      PERCENT OF TOTAL                                 OF SHARE PRICE APPRECIATION
                            SHARES UNDERLYING   OPTIONS GRANTED     EXERCISE OR                       FOR OPTION TERM
                                 OPTIONS         TO EMPLOYEES          BASE        EXPIRATION   ----------------------------
NAME                           GRANTED (#)      IN FISCAL YEAR     PRICE ($/SH)       DATE         5% ($)         10% ($)
--------------------------  -----------------  -----------------  ---------------  -----------  -------------  -------------
Paul A. Nussbaum..........       1,350,022(a)           41.4%        $  22.375        4/1/2007  $  18,996,718  $  48,140,485
                                   250,004(a)            7.7            24.61         4/1/2007      3,869,307      9,805,396
                                   250,004(a)            7.7            27.07         4/1/2007      4,256,081     10,785,537
                                   250,004(a)            7.7            29.78         4/1/2007      4,682,161     11,865,286
                                   250,004(a)            7.7            32.761        4/1/2007      5,150,849     13,053,010
                                   250,004(a)            7.7            36.041        4/1/2007      5,666,547     14,359,865
William W. Evans III......         560,009(b)           18.0%        $  24.125       2/14/2007  $   8,496,440  $  21,531,233
Paul Novak................         100,002(c)            3.1%        $  22.625       6/24/2007  $   1,422,892  $   3,605,818

------------------------

(a) Such non-qualified options will vest 100% on April 1, 2007.

(b) Such non-qualified options vest in 12 equal quarterly installments.

(c) Such non-qualified options vest in seven equal annual installments.

OPTION EXERCISES AND YEAR-END HOLDINGS FOR OLD PATRIOT AND PATRIOT

    The following table sets forth the value of options held at the end of 1997 by the Patriot Named Executive Officers:

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED
                                                                 OPTIONS AT DECEMBER 31,      VALUE OF UNEXERCISED
                                      SHARES         VALUE                1997               IN-THE-MONEY OPTIONS AT
                                    ACQUIRED ON    REALIZED                (#)               DECEMBER 31, 1997($)(A)
NAME                               EXERCISE (#)       ($)       EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
---------------------------------  -------------  -----------  ---------------------------  -------------------------
Paul A. Nussbaum.................       --            --              385,332/2,864,720        $6,208,853/$14,441,928
William W. Evans III.............       --            --                140,002/420,007           $656,259/$1,968,783
Rex E. Stewart...................       --            --                 87,389/122,614         $1,460,995/$2,012,160

------------------------

(a) Represents the number of shares of Paired Common Stock underlying the options (excluding options the exercise price of which was more than the market value of the underlying securities) times the closing market price at December 31, 1997 of $28.8125, minus the exercise price.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF PATRIOT

    This Compensation Committee report relates to compensation decisions made by Patriot's Compensation Committee. This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or under the Exchange Act, except to the extent that Patriot specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    This Compensation Committee Report relates only to the period following the Cal Jockey Merger, which period is July 1, 1997 to December 31, 1997.

    OBJECTIVES OF EXECUTIVE COMPENSATION. Patriot's executive compensation program is intended to attract, motivate and retain key executives who are capable of leading Patriot effectively and continuing its long-term growth. The compensation program for executives is comprised of base salary, annual incentives and long-term incentive awards. Base salary is targeted to be within a reasonable range of compensation for comparable companies and for comparable levels of expertise by executives. Annual incentives are based upon the achievement of one or more performance goals. Patriot uses stock options and other equity based compensation in its long-term incentive program.

    COMPENSATION COMMITTEE PROCEDURES. The Compensation Committee of the Board of Directors establishes the general compensation policies of Patriot and implements and monitors the compensation and incentive plans and policies of Patriot. The Compensation Committee is composed of three Independent Directors, none of whom is currently or was formerly an officer or employee of Patriot. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year, after audited financial statements for such year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and long-term incentives, if any, are granted.

    The Compensation Committee engages compensation consultants to advise the Committee with respect to executive compensation matters, including compensation amounts and the relative allocation of compensation among base salary, annual incentive compensation and long-term incentive compensation. One consultant presented the Compensation Committee with a Final Report on January 29, 1997. The Compensation Committee engaged another compensation consultant to advise the Committee with respect to compensation matters as they relate to the Chief Executive Officer. This consultant presented the Compensation Committee with its recommendations in February 1997. The Compensation Committee, working with these compensation consultants, established quantitative and qualitative performance targets for the year ending December 31, 1997 for both annual and long-term compensation awards. The results of this review are reflected in the annual incentive compensation decisions for the fiscal year ending December 31, 1997 and in the base salary levels for the fiscal year ending December 31, 1998.

    In setting base salary and determining annual incentive and long-term incentive awards, the Compensation Committee reviews compensation levels of executive officers at other hospitality companies and real estate investment trusts with revenues comparable to those of Patriot. Some of these companies are the same companies that comprise the NAREIT Total Return Equity Index to which Patriot's stock performance is compared in this proxy statement. The Compensation Committee believes that the compensation information for these groups is comparable since both groups contain hospitality companies of similar size and performance.

    The Compensation Committee also reviews data contained in published surveys on executive compensation. The Compensation Committee based its decisions regarding 1998 base salary and annual cash bonus amounts for the year ended December 31, 1997, in part, upon its review of such data.

    Members of the Compensation Committee consult periodically by telephone prior to the meeting at which compensation decisions are made. The Compensation Committee exercises its independent discretion in determining the compensation of the executive officers.

    Each element of the executive compensation, as well as the compensation of the Chief Executive Officer, is discussed separately below.

    BASE SALARY. Base salaries are determined by the Compensation Committee after reviewing salaries paid by hospitality companies of similar size and performance. The Compensation Committee generally sets base salaries at a level to weight total compensation in favor of annual and long-term performance-based compensation.

    ANNUAL INCENTIVES. Annual incentives are provided in the form of cash bonuses. Annual incentives are designed to reward executives and management for the annual growth and achievement of Patriot. The Compensation Committee awards cash bonuses to those executives who meet established goals, with the amount of the award based upon each executive's base salary and the level to which such executive's performance exceeded the established goal. Upon achievement of targeted levels of performance, executives can receive cash awards equal to up to 80% of their base salaries.

    LONG-TERM INCENTIVES. Long-term incentives are provided through the grant of restricted stock awards and stock options. These grants are designed to align executives' interests with the long-term goals of Patriot and the interests of Patriot's stockholders and encourage high levels of stock ownership among executives. Long-term incentive compensation depends upon quantitative and objective, as well as qualitative, measures of corporate performance. The Compensation Committee uses long-term incentive compensation awards to reward management for achieving favorable results based on predefined performance measures with a focus on long-term performance improvements. The primary emphasis of the total compensation package for all executives is placed on the long-term component.

    RESTRICTED STOCK AWARDS. The Compensation Committee believes that the grant of restricted stock awards align the executive's long-term objectives with those of Patriot's stockholders. Restricted Stock grants are intended to reward outstanding performance. Patriot's 1997 Incentive Plan is administered by the Compensation Committee, which has the power to determine those individuals to whom restricted stock awards are granted. The Compensation Committee made no restricted stock awards in 1997.

    STOCK OPTIONS. The Compensation Committee believes that the grant of stock options align the executive's long-term objectives with those of Patriot's stockholders. Patriot's 1997 Incentive Plan is administered by the Compensation Committee, which has the power to determine those individuals to whom options will be granted, the number of shares, the type of options and other terms and conditions of the options. The compensation consultants made recommendations for grants of stock options to executive officers. After reviewing these recommendations and after applying the methodology described above, the Committee determines the size of award and recipients of stock options.

    COMPENSATION OF CHIEF EXECUTIVE OFFICER. The Compensation Committee set Mr. Nussbaum's base salary for the year ended December 31, 1997 substantially in accordance with the policies described above relating to all executive officers. Mr. Nussbaum's 1997 annualized base salary from Patriot was $500,000, an amount that represents an increase of 58.7% over his 1996 annualized base salary while serving as Old Patriot's Chief Executive Officer.

    Mr. Nussbaum's cash bonus for 1997 was determined by the Compensation Committee substantially in accordance with the policies described above relating to all executive officers. Additionally, the Compensation Committee considered a subjective evaluation of Mr. Nussbaum's ability to influence Patriot's long-term growth and profitability. For the year ended December 31, 1997, Patriot awarded Mr. Nussbaum a bonus of $529,478.

    After much study and consideration, and working with its consultants, the Compensation Committee concluded that the foundation of Patriot's long-term incentive program for Mr. Nussbaum should be a significant grant of non-qualified options which will be his sole equity award for the next five years. To reinforce a long-term pay strategy that maximizes the interests of stockholders and to keep Mr. Nussbaum's long-term compensation arrangement competitive with other chief executive officers in Patriot's peer group, on April 1, 1997, the Compensation Committee awarded a two-tier option program to Mr. Nussbaum. The tier one award is a ten-year option to purchase 1,350,000 shares of Paired Common Stock with an exercise price equal to $22.375 per share, the fair market value at the time of grant. This option would not be exercisable until the end of five years. The tier two award is a ten-year premium-priced option to purchase 1,250,000 shares of Paired Common Stock. This grant has five equal tranches of 250,000 shares each with an increasing price ranging from $24.61 to $36.04. This tier two option would not be exercisable until April 1, 2002. It is the view of the Compensation Committee that the use of fair market value options and, in particular, options priced in excess of fair market value, will incentivize Mr. Nussbaum to continue to strive to achieve superior performance for Patriot and to increase the total return to Patriot's stockholders. If Patriot's stock value does not increase above the option exercise prices, Mr. Nussbaum would not be able to realize value from either option grant. In determining Mr. Nussbaum's total compensation package, the Compensation Committee noted Old Patriot's stellar performance since 1995 through the Cal Jockey Merger on July 1, 1997. The Compensation Committee believed that much of Patriot's (and its predecessor's) extraordinary growth and performance in 1997 was attributable to the leadership of Mr. Nussbaum. Therefore, the Compensation Committee believed that Mr. Nussbaum's total compensation package was commensurate with his efforts.

    TAX CONSIDERATIONS. The Compensation Committee's executive compensation strategy is designed to be cost and tax effective. Therefore, the Compensation Committee's policy is, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to the Patriot Named Officers pursuant to Section 162(m) of the Internal Revenue Code, while maintaining the flexibility to approve compensation arrangements which it deems to be in the best interests of Patriot and its stockholders, but which may not always qualify for full tax deductibility.

    NEW DEVELOPMENTS. In connection with the Wyndham Merger, the stockholders of Patriot approved the following changes to the Executive Officers of Patriot:
Mr. Nussbaum was named Chief Executive Officer; Mr. Evans was named President and Chief Operating Officer; and Ms. Raymond was named the Chief Financial Officer, Executive Vice President and Treasurer. In March 1998, Mr. Jones was appointed Executive Vice President and Treasurer. Ms. Raymond continues to serve as the Chief Financial Officer and Executive Vice President of Patriot. In January 1998, John P. Bohlmann was appointed the Senior Vice President, General Counsel and Secretary of Patriot.

    SUBMITTED BY THE COMPENSATION COMMITTEE:

    John C. Deterding
    Gregory R. Dillon
    Arch K. Jacobson

EXECUTIVE COMPENSATION FOR WYNDHAM

    The following table sets forth the base compensation that Wyndham paid to its former Chief Executive Officer and President during the first six months of 1997 and its current Chief Executive Officer during the last six months of 1997. Each executive officer of Wyndham during the fiscal year ending December 31, 1997, whose aggregate cash compensation in 1997 exceeded $100,000 and two former officers that are no longer with Wyndham, whose aggregate cash compensation in 1997 exceeded $100,000 (all such executive officers, including the President and Chief Executive Officer during the first half of 1997 and the Chief Executive Officer of the latter half of 1997, are collectively referred to as the "Wyndham Named Executive Officers" ).

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                  ANNUAL COMPENSATION (A)           COMPENSATION AWARDS
                                             ----------------------------------  --------------------------
                                                                                  RESTRICTED    SECURITIES
                                                                                     STOCK      UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR     SALARY ($)   BONUS ($)    AWARDS (#)    OPTIONS (#)  COMPENSATION ($)
-------------------------------------------  ---------  ----------  -----------  -------------  -----------  ----------------
Paul A. Nussbaum...........................       1997            (c)           (c)      --         --              --
Chief Executive Officer(b)

Karim Alibhai(d)...........................       1997  $   72,916      --            --           280,000          --
President and Chief
Operating Officer

Thomas W. Lattin(d)........................       1997  $  127,346(e)  $  50,000      --            --         $      138(f)
Executive Vice President

Leslie Ng..................................       1997  $   81,119(g)  $  75,000      --            --         $       45(f)
Senior Vice President

------------------------

(a) No executive officer named in the Summary Compensation Table received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(b) Mr. Carreker became Chief Executive Officer of Wyndham in January 1998.

(c) Mr. Nussbaum was paid by Patriot for his service as an officer of both Patriot and Wyndham. See "Patriot Summary Compensation Table."

(d) Mr. Alibhai was appointed the President and Chief Operating Officer of Wyndham, effective October 1, 1997, and Mr. Lattin was appointed the Executive Vice President of Wyndham in connection with the GAH acquisition. Prior thereto and upon consummation of the Cal Jockey Merger, Mr. Lattin served as the President and Chief Operating Officer of Wyndham.

(e) Includes $2,346 paid to Mr. Lattin to cover commuting expenses.

(f) For 1997, the dollar value of insurance premiums paid by Wyndham with respect to term life insurance for the benefit of the Wyndham Named Executive Officer.

(g) Includes $119 paid to Mr. Ng to cover commuting expenses.

OPTION GRANTS IN FISCAL YEAR 1997 FOR WYNDHAM

    The following table sets forth the options granted with respect to the fiscal year ended December 31, 1997 to the Wyndham Named Executive Officers:

                                                                                                   POTENTIAL REALIZABLE VALUE
                                                                                                               AT
                                                                                                      ASSUMED ANNUAL RATES
                                                                                                   OF SHARE PRICE APPRECIATION
                                                         INDIVIDUAL GRANTS                               FOR OPTION TERM
                                   --------------------------------------------------------------  ---------------------------
                                                 PERCENT OF TOTAL
                                    NUMBER OF         OPTIONS
                                     SHARES         GRANTED TO         EXERCISE OR
                                     OPTIONS       EMPLOYEES IN           BASE        EXPIRATION
NAME                               GRANTED (#)      FISCAL YEAR       PRICE ($/SH)       DATE         5% ($)        10% ($)
---------------------------------  -----------  -------------------  ---------------  -----------  ------------  -------------
Karim Alibhai(a).................     280,000              100%        $   32.0625       10/1/07   $  5,645,948  $  14,307,665

------------------------

(a) Such non-qualified options vest in twelve equal quarterly installments.

OPTIONS EXERCISES AND YEAR-END HOLDINGS FOR WYNDHAM

    The following table sets forth the value of options held at the end of 1997 by Wyndham's Named Executive Officers:

                                                                     NUMBER OF                   VALUE OF
                                                                    UNDERLYING                 UNEXERCISED
                                  SHARES                            UNEXERCISED            IN-THE-MONEY OPTIONS
                                 ACQUIRED        VALUE       OPTIONS DECEMBER 31, 1997      DECEMBER 31, 1997
                               ON EXERCISE      REALIZED                (#)                  ($) EXERCISABLE/
NAME                               ($)            ($)        EXERCISABLE/UNEXERCISABLE        UNEXERCISABLE
----------------------------  --------------  ------------  ---------------------------  ------------------------
Paul A. Nussbaum............             (a)           (a)              (a)                        (a)
Karim Alibhai...............        --             --             23,333/256,667                   (b)
Thomas W. Lattin............        --             --             111,891/142,113         $1,870,075/$1,611,075
Leslie Ng...................        --             --              55,246/99,756           $923,688/$1,646,333

------------------------

(a) See Option Exercises and Year-End Holdings for Old Patriot and Patriot
    Table.

(b) None of the securities underlying Mr. Alibhai's options are "in-the-money."

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF WYNDHAM

    This Compensation Committee report relates to compensation decisions made by Wyndham's Compensation Committee. This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or under the Exchange Act, except to the extent that such filing specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    COMPENSATION DECISIONS. The current members of the Compensation Committee of Wyndham were appointed in connection with the Cal Jockey Merger in July 1997. The only compensation decisions for 1997 related to Mr. Alibhai, and these compensation decisions were acted upon by the entire Board of Directors of Wyndham in connection with the GAH acquisition by Wyndham. On a going forward basis, the Compensation Committee will follow the same policies discussed above for Patriot.

    NEW DEVELOPMENTS. In connection with the Wyndham Merger, Mr. Carreker became the Chief Executive Officer of Wyndham; Mr. Bentley became an Executive Vice President of Wyndham; Ms. Moreland became Senior Vice President, General Counsel and Secretary of Wyndham; and

Mr. Koonce became Executive Vice President -Marketing and Strategic Planning of Wyndham. Prior to the Wyndham Merger, Mr. Stewart served as Chief Financial Officer, Treasurer and Secretary of both Patriot and of Wyndham. Upon the closing of the Wyndham Merger, he served as Chief Financial Officer, Executive Vice President and Treasurer of Wyndham. In January 1998, Richard Holtzmann was appointed an Executive Vice President. In March 1998, Mr. Stewart resigned as Chief Financial Officer, Executive Vice President and Treasurer. In March 1998, Mr. Jones was appointed Executive Vice President and Treasurer.

    SUBMITTED BY THE COMPENSATION COMMITTEE:

        Leonard Boxer

        Arch K. Jacobson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION FOR PATRIOT AND
  WYNDHAM

    None, except that with respect to Wyndham, Mr. Carreker serves on the compensation committee of Crow Family Holdings, and Ms. Groentemann is a director of Wyndham and the chief operating officer of Crow Family Holdings.

PATRIOT AND WYNDHAM EMPLOYMENT AGREEMENTS

    Patriot entered into an employment agreement as of April 14, 1997 with Mr. Nussbaum, pursuant to which Mr. Nussbaum serves as Chief Executive Officer and Chairman of the Board of Patriot from July 1, 1997 until January 5, 2003, the fifth anniversary of the effective date of the Wyndham Merger (the "Nussbaum Agreement"). The Nussbaum Agreement is automatically extended for an additional two-year term unless either party elects to terminate the Nussbaum Agreement by notice in writing at least 90 days prior to the second anniversary or even-numbered anniversary date thereafter. Mr. Nussbaum's annual base compensation is subject to any increase in base compensation approved by the Compensation Committee. Additionally, Mr. Nussbaum is eligible to receive incentive compensation to be determined by the Compensation Committee of an amount up to 100% of his base compensation. Mr. Nussbaum's annual base compensation was $500,000 in 1997. For 1998, the annual base compensation was raised to $550,000 and he received a bonus of $529,478 in shares of Paired Common Stock for his performance in 1997.

    Patriot entered into an employment agreement as of April 14, 1997 with Mr. Carreker, pursuant to which Mr. Carreker serves as Chief Executive Officer and as Chairman of the Board of Wyndham for a term of five years beginning on January 5, 1998 (the "Carreker Agreement"). The Carreker Agreement is automatically extended for an additional two-year term unless either party elects to terminate by notice in writing at least 90 days prior to the second anniversary of the Carreker Agreement or even-numbered anniversary date thereafter. Mr. Carreker's initial annual base compensation is $500,000, and is subject to any increases in base compensation approved by the Compensation Committee. Additionally, Mr. Carreker is eligible to receive incentive compensation to be determined by the Compensation Committee of an amount up to 100% of his base compensation.

    Wyndham entered into an employment agreement as of October 1, 1997 with Mr. Alibhai, pursuant to which Mr. Alibhai serves as President and Chief Operating Officer of Wyndham for a term of three years beginning on September 30, 1997 (the "Alibhai Agreement"). The Alibhai Agreement is automatically extended for an additional two-year term unless either party elects to terminate the Alibhai Agreement by notice in writing at lease 45 days prior the second anniversary of the Alibhai Agreement or even-numbered anniversary date thereof to expiration of the Agreement. Additionally, Mr. Alibhai is eligible to receive incentive compensation to be determined by the Compensation Committee of an amount up to 80% of his annual base compensation, but in no event less than $75,000. Mr. Alibhai's annual base compensation was $350,000 in 1997. In 1998, the annual base compensation remained unchanged.

    Upon termination of employment due to the death or disability of Messrs. Nussbaum, Alibhai or Carreker, (each respectively, an "Executive"), all unexercisable stock options and non-vested stock-based grants will immediately vest and will be exercisable for one year. Additionally, Patriot or Wyndham, as applicable, will pay health insurance premiums for one year.

    If an Executive's employment is terminated by such Executive for "good reason," or if Patriot or Wyndham, as applicable, terminates his employment without "cause," Patriot or Wyndham, as applicable, will pay such Executive a severance payment in accordance with Patriot's or Wyndham's, as applicable, then current severance policies. At a minimum, Messrs. Nussbaum and Carreker would be entitled to a severance payment equal to three times the sum of his average base compensation (determined in accordance with the Nussbaum Agreement or the Carreker Agreement, respectively) and average incentive compensation (determined in accordance with the Nussbaum Agreement or the Carreker Agreement, respectively). Mr. Alibhai would be entitled to a minimum severance payment equal to the sum of his average base compensation and average incentive compensation for the remaining term of his Agreement or 24 months, whichever is higher, subject to certain offsets. Additionally, for a period of three years, Patriot or Wyndham, as applicable, will provide Messrs. Nussbaum and Carreker with an office and related facilities and an assistant at a location of their respective choosing. For a period of one year, Patriot or Wyndham, as applicable, would pay for Messrs. Nussbaum and Carreker the cost of executive placement services. Certain stock options and stock-based grants held by the Executive will become exercisable or nonforfeitable.

    If a "Change in Control" (as defined in the Agreements) occurs and the Executive's employment is terminated for any reason other than death, disability or voluntary resignation within 18 months of such Change in Control, Patriot or Wyndham, as applicable, must pay the Executives a lump sum amount equal to the Severance Payment and all stock options and other stock-based awards will become immediately exercisable or non-forfeitable. In addition, Patriot will provide the Executives with a tax gross-up payment to cover any excise tax due.

    In June 1997, Patriot entered into an employment agreement with Mr. Novak, pursuant to which Mr. Novak serves as Executive Vice President--Acquisitions and Development for a three-year term beginning June 1997. Mr. Novak's initial annual base compensation was $250,000 and is subject to any increases approved by the Compensation Committee. Additionally, Mr. Novak is eligible to receive incentive compensation to be determined by the Compensation Committee of an amount up to 80% of his base compensation. The other terms of Mr. Novak's Agreement are substantially similar to those of Messrs. Nussbaum and Carreker, except that if Mr. Novak's employment is terminated by Mr. Novak for good reason, or if Patriot terminates his employment without cause, Patriot will pay Mr. Novak a severance payment in accordance with Patriot's then current severance policies, provided that, at a minimum, Mr. Novak will receive a severance payment equal to the sum of the average base and incentive compensation payable for the remaining length of the original three-year term of the Agreement, or 24 months, whichever is greater. Additionally, for a period of six months, Patriot would pay for the cost of executive out placement services and for two years would pay health insurance premiums. Certain stock options and restricted stock held by Mr. Novak will immediately become exercisable and nonforfeitable. Mr. Novak is entitled to the same benefits as Mr. Alibhai in the event of a "Change in Control."

    In February 1997, Patriot entered into an employment agreement with William
W. Evans III for a three year term beginning March 1, 1997 (the "Initial Term"). Pursuant to the Agreement, Mr. Evans initially served in the Office of the Chairman of Patriot. The Agreement automatically will be renewed for successive one-year terms unless otherwise terminated, or either party elects to terminate the Agreement at least 90 days prior to the end of the Initial Term, or each anniversary thereof. Mr. Evans' initial annual base salary was $300,000. In the event Mr. Evans' employment is terminated due to death or disability: (i) Mr. Evans' beneficiaries will receive the proceeds under applicable insurance policies, (ii) all stock options and other stock-based awards will become immediately exercisable or nonforfeitable and (iii) for a period of one year, Mr. Evan's spouse and dependents will receive medical and related health benefits under Patriot's existing plans.

    In the event Mr. Evans' employment is terminated for cause or Mr. Evans voluntarily terminates his employment, he will be entitled to receive any accrued but unpaid cash compensation and benefits through the date of termination and all vested options will continue to be exercisable for their exercise term, as if his employment had not been terminated. If Patriot terminates Mr. Evans without cause or if Mr. Evans terminates his employment due to a "Constructive Termination" (as defined in the Agreement): (i) all stock option and other stock-based awards will become immediately exercisable or non-forfeitable, (ii) for the longer of one year or the remaining length of the term of the Agreement, Mr. Evans and his spouse and dependants will receive medical and related health benefits under Patriot's existing plans and (iii) Patriot will pay Mr. Evans within 30 days after the date of termination, a lump sum equal to his average base salary and average incentive compensation for the remaining length of the term of the Agreement, or 12 months, whichever is greater. Mr. Evans is entitled to the same benefits as Messrs. Nussbaum and Carreker in the event of a "Change in Control."

    In October 1995, Patriot entered into employment agreements with Messrs. Lattin, Stewart and Ng. These agreements were assigned to Wyndham and pursuant to which Mr. Lattin serves as Executive Vice President, and Mr. Ng serves as Senior Vice President of Wyndham. In 1997, their base salaries were $250,000, $210,000, and $162,000, respectively, and were subject to any increases in base compensation approved by the Compensation Committee. The Compensation Committee has increased the base salaries of Mr. Ng to $175,000, effective March 1, 1998. Upon termination other than for cause or death or disability, including a termination within 60 days after a Change in Control (as defined in the agreements), each of such officers will be entitled to receive severance benefits in an amount to be determined by the Compensation Committee. Additionally, upon a Change in Control, all stock options and other stock-based awards will become immediately exercisable or non-forfeitable.

STOCK PERFORMANCE GRAPH FOR PATRIOT AND WYNDHAM

    The following graph provides a comparison of the cumulative total stockholder return since September 27, 1995, the date Patriot completed its initial public offering (assuming reinvestment of any dividends) of the Paired Common Stock, the Standard & Poor's ("S&P") 500 Index and the National Association of Real Estate Investment Trusts ("NAREIT") Total Return Equity Index. Patriot completed the Cal Jockey Merger in July 1997. The Patriot Common Stock became "paired" with what is now the Wyndham Common Stock upon completion of the Cal Jockey Merger.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          NAREIT EQUITY REIT

             Patriot/Wyndham    S&P 500     Total Return Index
9/27/95                 $100       $100                   $100
12/29/95                $107       $192                   $267
12/31/96                $192       $131                   $141
12/31/97                $267       $175                   $169

BENEFICIAL OWNERSHIP OF PAIRED COMMON STOCK

    Except as otherwise noted, the following table sets forth certain information as of April 7, 1998 as to the security ownership of those persons owning of record or known to Patriot and Wyndham to be the beneficial owner of more than five percent of the Paired Common Stock and the security ownership of Patriot Preferred Stock and Patriot Paired Common Stock by each of the directors of Patriot and Wyndham, director nominees and each of the executive officers of Patriot and Wyndham, and all directors and executive officers of Patriot and Wyndham as a group. All information with respect to beneficial ownership has been furnished by the respective director, director nominee, executive officer or five percent beneficial owner, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Patriot Preferred Stock and Paired Common Stock has been determined for this purpose in accordance with applicable rules and regulations promulgated under the Exchange Act. Except as otherwise described below, all shares of Patriot Preferred Stock and Paired Common Stock are owned directly and the indicated person has sole voting and investment power. The number of shares of Patriot Preferred Stock and Paired Common Stock also includes the number of shares that the person could receive if he, she or it redeemed his OP Units under certain circumstances.

    As of April 7, 1998, there were 112,953,388 shares of Paired Common Stock, 4,860,876 shares of Patriot Preferred Stock; 5,821,014 options to purchase a like number of shares of Paired Common Stock; and 9,372,999 Paired OP Units (excluding OP Units held by subsidiaries of Patriot) outstanding; and 1,324,804 Preferred B Paired OP Units, 931,972 Preferred A Wyndham OP Units and 476,682 Preferred C Wyndham OP Units.

                                                                NUMBER OF SHARES
                                                            AND AMOUNT AND NATURE OF   PERCENT OF
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP      CLASS (A)
----------------------------------------------------------  -------------------------  -----------
Karim Alibhai.............................................           4,436,542(b)            3.77%
Leonard Boxer.............................................              45,037(c)           *
James D. Carreker.........................................           1,890,063(d)            1.67%
Harlan R. Crow............................................          11,288,220(e)            9.58%
2001 Ross Avenue, Suite 3200                                         4,860,876(f)             100%
Dallas, Texas 75201
John H. Daniels...........................................             180,982(c)           *
John C. Deterding.........................................              40,960(c)           *
Gregory R. Dillon.........................................              40,960(c)           *
Burton C. Einspruch, M.D..................................              12,800(g)           *
William W. Evans III......................................             348,222(h)           *
Susan T. Groenteman.......................................              37,337              *
Arch K. Jacobson..........................................              51,960(c)(i)        *
Thomas W. Lattin..........................................             269,377(j)           *
James C. Leslie...........................................               3,939              *
Russ Lyon, Jr.............................................             270,068(k)           *
Leslie Ng.................................................             130,380(l)           *
Paul Novak................................................              80,618(m)           *
Paul A. Nussbaum..........................................           1,108,826(n)           *
Rex E. Stewart............................................             210,840(o)           *
Philip J. Ward............................................                 985              *
Sherwood M. Weiser........................................             282,450(g)(p)        *

Executive officers and directors as a group (27 persons)..          22,610,100              19.42%

CFHS, L.L.C./Crow Family, Inc.............................          11,074,443(q)            5.58%
2001 Ross Avenue                                                     4,768,874(r)            98.1%
Dallas, Texas 75201

------------------------
*   Less than 1%.

(a) Assumes that all OP Units held by each person are redeemed for a share of Paired Common Stock. The total number of shares outstanding in calculating the percentage assumes that none of the OP Units held by other persons are redeemed for shares of Paired Common Stock. Also assumes that all vested and unvested options to purchase shares of Paired Common Stock are exercised. The total number of shares outstanding used in calculating the percentage assumes that no other vested or unvested options held by other persons are exercised. Also assumes that all Patriot Preferred Stock is converted for shares of Paired Common Stock.

(b) Includes options to purchase 280,000 shares of Paired Common Stock issued to Mr. Alibhai, of which 70,000 are currently exercisable. The number of shares beneficially held by Mr. Alibhai includes an aggregate of 421,161 OP units beneficially owned by Gencom Interests, Inc., a family corporation for which he serves as Vice President and of which he owns 30% of the outstanding capital stock. Mr. Alibhai disclaims beneficial ownership of these OP units, except to the extent of his 30% ownership interest in such corporation.

(c) Includes options to purchase: (i) 15,000 shares of Paired Common Stock issued to each non-employee director in 1995, (ii) 5,000 shares issued to each non-employee director in 1996 and (ii) 10,000 shares of Paired Common Stock issued to each non-employee director in 1997, all of which are currently exercisable.

(d) Includes options to purchase 251,076 shares of Paired Common Stock issued to Mr. Carreker, all of which are currently exercisable.

(e) The number of shares beneficially held by Mr. Crow include an aggregate of 6,427,217 shares of Paired Common Stock held by various family limited partnerships, in which Mr. Crow controls the general partner and various family corporations and trust in which Mr. Crow exercises control over investment decisions. Mr. Crow disclaims beneficial ownership of such shares of Paired Common Stock. The number of shares also includes 4,860,876 shares of Patriot Preferred Stock held by the same family limited partnerships, corporations and trusts. Mr. Crow disclaims beneficial ownership of such Patriot Preferred Stock. Certain of such shares of Paired Common Stock and Patriot Preferred Stock are also reported being held by CFHS LLC and Crow Family, Inc.

(f) Shares of Patriot Preferred Stock. Mr. Crow disclaims beneficial ownership of such Patriot Preferred Stock to the extent such stock exceeds his pecuniary interest in the limited partnerships that directly hold the stock. Certain of such shares are also reported as held by CFHS LLC and Crow Family, Inc.

(g) Includes options to purchase 10,000 shares of Paired Common Stock issued to each non-employee director in 1997 all of which are currently exercisable.

(h) Includes options to purchase 560,009 shares of Paired Common Stock issued to Mr. Evans, of which 140,002 are currently exercisable.

(i) Mr. Jacobson was issued options to purchase 20,000 shares of Paired Common Stock in 1997 for his service on the Board of Directors of both Patriot and Wyndham.

(j) Includes options to purchase 254,004 shares of Paired Common Stock issued to Mr. Lattin, of which 123,623 are currently exercisable.

(k) Includes options to purchase 170,000 shares of Paired Common Stock. Mr. Lyons disclaims beneficial ownership of 50,599 OP units held by Lyons RLP Investment Partnership to the extent such OP units exceed his pecuniary interest in the partnership.

(l) Includes options to purchase 155,002 shares of Paired Common Stock issued to Mr. Ng, of which 71,040 are currently exercisable.

(m) Includes options to purchase 100,002 shares of Paired Common Stock issued to Mr. Novak, of which 14,286 are currently exercisable.

(n) Includes options to purchase 3,250,052 shares of Paired Common Stock issued to Mr. Nussbaum, of which 428,389 are currently exercisable.

(o) Includes options to purchase 210,003 shares of Paired Common Stock issued to Mr. Stewart, of which 108,658 are currently exercisable.

(p) Includes an aggregate of 302,594 Paired OP Units held by River House Associates, W-L Tampa, Ltd. and CHC International, Inc. Mr. Weiser disclaims beneficial ownership of such units to the extent that they exceed his pecuniary interest in such entities.

(q) Includes 6,305,569 shares of Paired Common Stock and 4,768,874 shares of Patriot Preferred Stock held by various limited partnerships in which CFHS LLC serves as the general partner. All of such shares are also reported in Mr. Crow's beneficial holdings. Beneficial ownership information is based on the Schedule 13D filed by G-3 Securities, L.P., CFHS, LLC and Crow Family, Inc. on January 8, 1998.

(r) Shares of Patriot Preferred Stock. All of such shares are also reported in Mr. Crow's beneficial holdings above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Companies' officers, Directors and persons who beneficially own more than ten percent of the Paired Common Stock to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish the Companies with copies of all Section 16(a) forms they file.

    Based solely upon a review of the copies of such forms furnished to the Companies, or written representations that no Form 5 filings were required, Patriot and Wyndham believe that during 1997 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that: (i) Messrs. Daniels and Nussbaum inadvertently failed to file a Form 4 with the SEC with respect to certain Paired OP Units they acquired directly and indirectly in connection with a sale of real estate interests to Patriot on a timely basis; (ii) Messrs. Boxer, Deterding and Lyons and Dr. Einspruch inadvertently failed to report one grant of phantom stock units on each of their respective Form 5s on a timely basis with the SEC for payment of participating in an Audit Committee meeting;
(iii) Mr. Weiser inadvertently failed to file a Form 3 with the SEC on a timely basis when he became a reporting person; (iv) Mr. Lyon inadvertently failed to report his holdings in the Companies on his Form 3 with the SEC on a timely basis; (v) Mr. Alibhai inadvertently failed to report certain indirectly held Paired OP Units on his Form 3 with the SEC on a timely basis; and (vi) Mr. Nussbaum inadvertently failed to file a Form 5 on a timely basis with the SEC to report certain charitable gifts of Paired OP Units.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SUBLEASE AND SERVICES AGREEMENT

    Patriot entered into a sublease and services agreement with an affiliate. The agreement terminated in 1997. Such affiliate provided Patriot with office space and limited support personnel for Patriot's headquarters for an annual fee of approximately $115,113.

TITLE INSURANCE

    Unity Title Company, a corporation wholly-owned by Mr. Nussbaum and members of his family, receives a portion of the title insurance premiums paid in connection with substantially all of the hotel acquisitions by the Companies. In many cases, these premiums are paid by the seller of the hotel, and in other cases are paid by the Companies. In 1997, Unity Title Company received approximately $435,000 in title premiums related to hotel acquisitions by the Companies.

WYNDHAM MERGER

    In connection with the Wyndham Merger, Patriot entered into an Omnibus Purchase and Sale Agreement, as well as 11 individual purchase and sale agreements, with various descendants of Mr. and Mrs. Trammell Crow, and various corporations, partnerships, trusts and other entities beneficially owned or controlled by such persons (collectively, the "Crow Family Members"), Mr. Carreker, Mr. Bentley, Mr. Koonce and Ms. Raymond, for the acquisition of 11 hotels. Messrs. Carreker, Bentley, Koonce and Ms. Raymond are referred to herein collectively as the "Wyndham Senior Executives." In connection with the Wyndham Merger, the Crow Family Members received $52,227,598, 6,427,217 shares of Paired Common Stock, and 4,860,876 shares of Patriot Preferred Stock. Mr. Carreker received $7,661,087 and 1,638,988 shares of Paired Common Stock, Mr. Bentley received $2,189,652 and 468,423 shares of Paired

Common Stock, Mr. Koonce received $2,166,908 and 463,580 shares of Paired Common Stock, Ms. Raymond received $2,123,064 and 454,202 shares of Paired Common Stock and Ms. Groenteman received $174,530 and 37,337 shares of Paired Common Stock. Additionally, after payment of outstanding indebtedness and other transactional expenses, the entities had available for distribution approximately $64,731,000 for the Crow Family Members, approximately $1,527,000 for Mr. Carreker, approximately $462,000 for each of Mr. Bentley and Mr. Koonce and approximately $108,000 for Ms. Raymond. Also, in connection with the Wyndham Merger, stock options granted to Messrs. Carreker, Bentley and Koonce, Ms. Raymond and Ms. Moreland became immediately exercisable in accordance with their terms.

MORTGAGE NOTES AND OTHER RECEIVABLES FROM UNCONSOLIDATED SUBSIDIARIES

    Patriot loaned $40,500,000 in the form of mortgage notes to PAH Ravinia, a corporation owned directly and indirectly by Messrs. Nussbaum, Lattin and Stewart, as part of the financing for PAH Ravinia's acquisitions of the Crowne Plaza Ravinia Hotel. Patriot recognized $43,000,000 of interest income in 1997 related to such mortgage notes (excluding $4,280,000 of such interest eliminated for financial reporting purposes in 1997). Patriot had aggregate receivables (including mortgage notes) of $41,587,000 due from PAH Ravinia as of December 31, 1997.

    Patriot also loaned $31,400,000 in the form of a mortgage note to PAH Windwatch, a limited liability company owned directly and indirectly by Messrs. Nussbaum, Lattin and Stewart, as part of the financing for PAH Windwatch's acquisition of the Wyndham WindWatch Hotel. Patriot recognized $28,000 of interest income in 1997 related to such mortgage notes (excluding $2,810,000 of such interest eliminated for financial reporting purposes). Patriot had aggregate receivables (including the mortgage notes) of $34,060,000 due from PAH Windwatch as of December 31, 1997.

GAH ACQUISITION

    In September and October 1997, in connection with certain transactions with affiliates of Gencom and CHCI to acquire ten hotels, eight leasehold interests and an investment interest in GAH, Mr. Alibhai received $3,577,178, 2,458,208 paired OP Units and 476,682 preferred OP Units, Mr. Weiser received 6,443 paired OP Units, Mr. Nussbaum received 50,662 paired OP Units and Mr. Daniels received 27,789 paired OP Units as consideration for their ownership interests in such assets acquired.

OTHER RELATED PARTY TRANSACTIONS

    During 1997, Wyndham received hotel management fees in the aggregate amount of $7,573,191 from the partnerships owning Wyndham hotels ("Hotel Partnerships") listed below, in which Crow Family Members have an interest. Some or all of the Wyndham Senior Executive Officers have an ownership interest in such Hotel Partnerships.

    During 1997, Wyndham received payments in the aggregate amount of $3,131,837 from the Hotel Partnerships listed below, in which Crow Family Members have an interest. Some or all of the Wyndham Senior Executive Officers have an ownership interest in such Hotel Partnerships. The payments were received as reimbursements for certain administrative, tax, legal, accounting, finance, risk management, sales and marketing services provided by Wyndham to such entities.

HOTEL PARTNERSHIP                                                                           HOTEL
---------------------------------------------------------------------------  ------------------------------------
Anatole Hotel Investors, L.P. .............................................  Wyndham Anatole
Bristol Hotel Associates, Ltd. ............................................  Wyndham Bristol
Playhouse Square Hotel Limited Partnership.................................  Wyndham Playhouse Square
MTD Associates.............................................................  Wyndham Milwaukee Center
Hotel and Convention Center Partners I-XI, Ltd. ...........................  Wyndham Palm Springs
Amgreen-Heritage Hotel Partnership, Ltd. ..................................  Wyndham Garden Hotel-Orange
Waterfront-Hotel Associates, S.E. .........................................  Wyndham Old San Juan

    During 1996, the Wyndham Senior Executive Officers incurred indebtedness to Wyndham Finance Limited Partnership ("WFLP"), a partnership owned by the Crow Family Members. In addition, Wyndham Employees Ltd. ("WEL"), in which certain Wyndham Senior Executive Officers have an interest incurred indebtedness to WFLP. Notes representing such loans were purchased by Wyndham in May of 1996 in connection with its formation for a cash payment to WFLP in the amount of $18,576,000, which is equivalent to the aggregate outstanding principal and accrued interest severally owing by the Wyndham Senior Executive Officers and WEL to WFLP. Such promissory notes, which are made payable to Wyndham, accrue interest at 6% per annum and are fully secured by the pledge of shares of Paired Common Stock held by the note obligors. The outstanding principal and accrued interest (compounded quarterly) is payable in a single lump sum in May 2001. The aggregate principal amounts of such loans, including interest are as follows:

                                                                   DECEMBER 31, 1997
                                                                   -----------------
James D. Carreker................................................    $   5,443,000
Leslie V. Bentley................................................    $   2,003,000
Anne L. Raymond..................................................    $   4,903,000
Stanley M. Koonce, Jr............................................    $   2,041,000
WEL..............................................................    $    --

    During 1997, Wyndham made payments in the aggregate amount of $946,000 as lease payments for its prior corporate office space to Tower 2001 Limited Partnership and IM Joint Venture, entities in which Crow Family Members have an ownership interest. Wyndham's lease on its corporate office space expired in May 1997 and Wyndham's corporate offices were relocated to another building leased from an entity affiliated with the Crow Family Members.

    During 1997, Wyndham made payments in the aggregate amount of $2,452,000 to Wyndham Travel Management Ltd. an entity owned by Lucy Billingsley (the daughter of Mr. Crow), for travel services provided to Wyndham.

    During 1997, Wyndham received payments in the aggregate amount of $13,532 from Crow-Los Patios Limited, a senior assisted living facility in which certain Crow Family Members have an ownership interest. The payments were received as management fees.

    During 1997, Wyndham made payments in the aggregate amount of $304,000 to GHMB, Inc. an entity owned by Mr. Bentley for the operation of liquor concessions at the Wyndham Garden Hotel.

    During 1997, Wyndham received payments in the aggregate amount of $545,000 from Waterfront Hotel Associates, S.E., a Hotel Partnership in which Crow Family Members and some or all of the Wyndham Senior Executive Officers have an interest. The payments were received as construction and renovation fees for the Wyndham San Juan Hotel.

    Wyndham is a guarantor of the obligations of Playhouse Square Hotel Limited Partnership (the owners of which include Crow Family Members and the Wyndham Senior Executive Officers, except for Ms. Raymond) to fund operating deficits relating to such Hotel Partnership. The guarantee requires the guarantors (including Wyndham) to advance up to $600,000 per year to the extent the Hotel Partnership experiences operating deficits, with maximum required advances of $2.3 million over the term of the guarantee extending from 1995 to 2000. Playhouse Square Hotel Limited Partnership has caused to be deposited the sum of $1,000,000 as a reserve to secure the payment of the guaranteed obligations and to fund operating deficits. Wyndham has not to date been required to make any advance under the guarantee.

    Pursuant to the terms of its management agreement relating to the Wyndham Hotel at Los Angeles Airport (the "LAX"), Wyndham agreed to loan $4,560,000 to be applied to costs of refurbishment of the LAX. The refurbishment loan is evidenced by a promissory note (the "Note Receivable"), which has been partially funded in the amount of $4,237,000 as of December 31, 1997. Wyndham's obligation to make the remaining advances under the refurbishment loan is secured by a letter of credit, which, in turn, is collateralized by $400,000 as of December 31, 1997 in cash. Prior to the formation of Wyndham, WHC LAX Associates, L.P. ("WHC LAX"), a limited partnership owned by Crow Family Members and the Wyndham Senior Executive Officers, paid Wyndham $4,560,000 in return for Wyndham's agreement to pay to WHC LAX all payments that Wyndham receives under the Note Receivable. Wyndham also agreed that, insofar as the WHC LAX's $4,560,000 payment to Wyndham exceeds advances that Wyndham is obligated to make, but has not yet made, under the Note Receivable, it would pay to WHC LAX interest at a variable rate that has ranged from 5.25% to 5.81% per annum on the unfunded amounts. As of December 31, 1997, Wyndham has accrued such interest in the amount of $49,000.

    In 1996, Wyndham entered into a five year service agreement with ISIS 2000, an entity owned by Crow Family Members and the Wyndham Senior Executive Officers, whereby ISIS 2000 will provide centralized reservations and property management services to all Wyndham brand hotels. The services will be provided for a fee comprised of an initial link-up charge plus a per reservation fee and a per hotel charge for the property management system. The service fee incurred by Wyndham totaled $2,522,000 in 1997. Wyndham has entered into an asset management agreement with ISIS 2000 providing for human resource, finance, accounting, payroll, legal and tax services. In addition, Wyndham had guaranteed operating leases on behalf of ISIS 2000 in the approximate amount of $1,853,000 million as of December 31, 1997. In connection with the Wyndham Merger, each of the owners of ISIS 2000 granted options (collectively, the "ISIS Options") to Patriot to purchase their ownership interests in ISIS 2000. The exercise price of the ISIS Options is equal to an amount that would yield an internal rate of return equal to 12.5% on total capital contributions by the owners of ISIS 2000 as of the date of exercise.

    In 1997, Wyndham entered into a construction loan agreement with the Wyndham Anatole Hotel (the "Anatole Hotel"), in which Crow Family Members have an ownership interest. Under the agreement, Wyndham made a loan in the amount of $10,000,000 for the construction costs of the hotel.

    In 1997, Wyndham made payments to Trammell Crow Company in the amount of $294,000 for contract labor (including related costs) provided to Wyndham for management information services.

    Wyndham has made insurance premium payments to Wynright Insurance ("Wynright"), an entity owned by Crow Family Members and the Wyndham Senior Executive Officers, with respect to certain insurance policies maintained for the benefit of Wyndham and hotels owned or leased by Wyndham. Such payments totaled $730,000 in 1997. Wyndham also will enter into an asset management agreement with Wynright providing for human resource, finance, accounting, payroll, legal and tax services.

    In August 1997, Wyndham entered into a lease with IM Joint Venture ("IM Venture") for approximately 120,000 square feet of office space at the InfoMart Building located in Dallas, Texas. The lease has an initial term of ten years with one option to renew for an additional five years. Rent under the lease is approximately $100,000 monthly. In addition, Wyndham is required to pay its proportionate share of utility costs, insurance costs and taxes. Certain Crow Family Members, through IFM Partnership, currently own a 25% ownership interest in IM Venture.

    In 1996, a subsidiary of Wyndham entered into a master management agreement with Homegate, an entity in which Crow Family Members have an interest, which provides for Wyndham to manage up to 60 extended-stay hotel properties and to provide Homegate with other services. Wyndham and Homegate agreed that Homegate would pay Wyndham or an affiliate a one-time fee of $25,000 for Wyndham's provision of design services in developing the initial prototype, certain other fees for the provision of software and other services, and a commission of 5% of the aggregate purchase price of all items that Homegate purchases through Wyndham's purchasing department. Homegate also would reimburse Wyndham for up to $100,000 for the costs incurred in developing Homegate's payroll and accounts payable software and for developing a marketing database, which costs would be reimbursed ratably upon the signing of the first ten management contracts. On October 31, 1997, the management agreement with Homegate was terminated and Wyndham received $8,000,000 in cash and a promissory note in the amount of $4,000,000 in exchange for the termination. The promissory note was collected on January 9, 1998.

    Leonard Boxer, a director of Wyndham, is a partner in Stroock & Stroock & Lavan, a law firm that has advised Patriot on certain matters relating to the acquisition of certain real property. Additionally, William W. Evans III, became a director and officer of Patriot in 1997 and prior thereto was a Managing Director of PaineWebber, which provided investment banking services to Patriot.

                                 OTHER MATTERS

INDEPENDENT PUBLIC ACCOUNTANTS

    Ernst & Young LLP has served as the Companies' independent auditors since July 1997 and is considered by management of the Companies to be well qualified. The Companies have been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Companies or any of their subsidiaries in any capacity. A representative of Ernst & Young LLP will be present at the Annual Meetings, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

SOLICITATION OF PROXIES

    The cost of solicitation of proxies in the form enclosed herewith will be paid by the Companies. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Companies may also solicit proxies personally or by telephone without additional compensation for such activities. The Companies will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Companies will reimburse such holders for their reasonable expenses. In addition, McKenzie Partners, Inc. has been engaged by the Companies to act as proxy solicitors and will receive a fee of approximately $7,500 plus expenses.

STOCKHOLDER PROPOSALS

    For a proposal of a stockholder to be presented to the Companies' 1999 annual meetings and included in the Companies' joint proxy statements pursuant to Rule 14a-8 of the Exchange Act ("Rule 14a-8"), the Secretaries of each of the Companies must receive written notice thereof on or before December 21, 1998. Such a proposal must also comply with the requirements as to form and substance of the SEC.

    For a proposal of a stockholder to be presented to the Companies' 1999 annual meeting of stockholders, other than a stockholder proposal included in the Companies' joint proxy statement pursuant to Rule 14a-8, the Secretaries of the Companies must receive written notice thereof on or before the date specified in the Companies' By-laws, and the proponent or a representative of the proponent must attend the applicable annual meeting. The Companies' By-laws provide that any stockholder wishing to nominate a director or have a stockholder proposal, other than a stockholder proposal included in the Companies' proxy statement pursuant to Rule 14a-8, considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Companies no later than 90 days prior to the anniversary of the immediately preceding annual meeting of stockholders (the "Anniversary Date"); provided, however, that in the event that the annual meeting is scheduled to be held more than 30 calendar days prior to the Anniversary Date or more than 60 days after the Anniversary Date, such nominations or proposals must be delivered to the Companies not later than the close of business on the later of (x) the 90th day prior to the scheduled date of such applicable annual meeting or (y) the 15th day following the day on which the Companies first publicly announce the date of such applicable annual meeting. Any such proposal should be mailed to: Patriot American Hospitality, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207, Attn: Secretary; and/or Wyndham International, Inc. 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207 Attn: Secretary.

OTHER MATTERS

    The respective Boards of Directors of the Companies do not know of any matters other than those described in this Joint Proxy Statement that will be presented for action at the Annual Meetings. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

PROXY                 PATRIOT AMERICAN HOSPITALITY, INC.
             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
       Proxy for Annual Meeting of Stockholders to be held on May 28, 1998

                   THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints Paul A. Nussbaum, William
W. Evans III and Lawrence S. Jones, and each of them, as Proxies of the undersigned, with full power of substitution, to vote all shares of Preferred Stock and Common Stock of Patriot American Hospitality, Inc. (the "Company") held of record by the undersigned as of the close of business on April 3, 1998, on behalf of the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Buena Vista Palace Resort and Spa, Walt Disney World Village, Orlando, Florida, 9:00 a.m. local time, on Thursday, May 28, 1998, and at any adjournments or postponements thereof.

   WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE THREE NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THEIR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

Please vote and sign on other side and return promptly in the enclosed envelope.


                                                          SEE REVERSE SIDE

                                                                                                                  |
        Please mark your                                                                                          |
A / X / votes as in this                                                                                          |----
        example.

             FOR all nominees
           listed at right (except  WITHHOLD AUTHORITY
              as marked to the     to vote for all nominees
             contrary at right)        listed at right


1. To elect three
   Directors of the   /   /              /   /        NOMINEES: Paul A. Nussbaum      2. To consider and act upon any other
   Company to                                                   Harlan R. Crow           matters that may be properly brought
   serve until the                                              John C. Deterding        before the Annual Meeting and at any
   2001 Annual Meeting of Stockholders                                                   adjournments or postponements thereof.
   and until their respective successors
   are duly elected and qualified.                                                       THE UNDERSIGNED HEREBY ACKNOWLEDGE(S)
                                                                                         RECEIPT OF A COPY OF THE ACCOMPANYING
   (INSTRUCTION: To withhold authority to vote for                                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
   any individual nominee, put a line through that                                       AND THE JOINT PROXY STATEMENT WITH
   nominee's name.)                                                                      RESPECT THERETO AND HEREBY REVOKE(S)
                                                                                         ANY PROXY OR PROXIES HERETOFORE GIVEN.
                                                                                         THIS PROXY MAY BE REVOKED AT ANY TIME
                                                                                         BEFORE IT IS EXERCISED.

                                                                                         PLEASE MARK, SIGN, DATE AND PROMPTLY
                                                                                         RETURN THE PROXY CARD.





SIGNATURES______________________________  Dated:_______________  SIGNATURES______________________________  Dated:_______________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

PROXY                   WYNDHAM INTERNATIONAL, INC.
             1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207
       Proxy for Annual Meeting of Stockholders to be held on May 28, 1998

                THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints James D. Carreker, Karim Alibhai and Lawrence S. Jones, and each of them, as Proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Wyndham International, Inc. (the "Company") held of record by the undersigned as of the close of business on April 3, 1998, on behalf of the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Buena Vista Palace Resort and Spa, Walt Disney World Village, Orlando, Florida, 9:30 a.m. local time, on Thursday, May 28, 1998, and at any adjournments or postponements thereof.

   WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE THREE NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THEIR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

Please vote and sign on other side and return promptly in the enclosed envelope.


                                                          SEE REVERSE SIDE

                                                                                                                  |
        Please mark your                                                                                          |
A / X / votes as in this                                                                                          |----
        example.

             FOR all nominees
           listed at right (except  WITHHOLD AUTHORITY
              as marked to the     to vote for all nominees
             contrary at right)        listed at right


1. To elect three
   Directors of the   /   /              /   /        NOMINEES: James D. Carreker     2. To consider and act upon any other
   Company to                                                   Russ Lyon, Jr.           matters that may be properly brought
   serve until the                                              Sherwood M. Weiser       before the Annual Meeting and at any
   2001 Annual Meeting of Stockholders                                                   adjournments or postponements thereof.
   and until their respective successors
   are duly elected and qualified.                                                       THE UNDERSIGNED HEREBY ACKNOWLEDGE(S)
                                                                                         RECEIPT OF A COPY OF THE ACCOMPANYING
   (INSTRUCTION: To withhold authority to vote for                                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
   any individual nominee, put a line through that                                       AND THE JOINT PROXY STATEMENT WITH
   nominee's name.)                                                                      RESPECT THERETO AND HEREBY REVOKE(S)
                                                                                         ANY PROXY OR PROXIES HERETOFORE GIVEN.
                                                                                         THIS PROXY MAY BE REVOKED AT ANY TIME
                                                                                         BEFORE IT IS EXERCISED.

                                                                                         PLEASE MARK, SIGN, DATE AND PROMPTLY
                                                                                         RETURN THE PROXY CARD.





SIGNATURES______________________________  Dated:_______________  SIGNATURES______________________________  Dated:_______________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.